Exhibit 99.2


                      GACC MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective May 1, 2007, between German American Capital Corporation, as seller (the "Mortgage Loan Seller"), and GE Commercial Mortgage Corporation, as purchaser (the "Purchaser").

            The Mortgage Loan Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the commercial, multifamily and manufactured housing mortgage loans (collectively, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

            It is expected that the Mortgage Loans will be transferred, together with other commercial, multifamily and manufactured housing mortgage loans (such mortgage loans, the "Other Mortgage Loans"), to GE Commercial Mortgage Corporation, Series 2007-C1 Trust, a trust fund (the "Trust Fund") to be formed by the Purchaser, the beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of May 1, 2007 (the "Pooling and Servicing Agreement"), among the Purchaser, as depositor (in such capacity, the "Depositor"), KeyCorp Real Estate Capital Markets, Inc., an Ohio corporation, as Servicer No. 1 with respect to all of the Mortgage Loans other than the 666 Fifth Avenue Mortgage Loan, the Skyline Portfolio Mortgage Loan, the Four Seasons Mortgage Loan, the Mall of America Mortgage Loan and the Americold Portfolio Mortgage Loan ("Servicer No. 1"), Bank of America, National Association, a national banking association, as Servicer No. 2 with respect to the 666 Fifth Avenue Mortgage Loan ("Servicer No. 2", and together with Servicer No.1, or as individually applicable, the "Servicer"), LNR Partners, Inc., a Florida corporation, as special servicer (in such capacity, the "Special Servicer"), and Wells Fargo Bank, N.A., a national banking association, as trustee (the "Trustee").

            The Purchaser intends to sell certain of the Certificates to Banc of America Securities LLC ("BAS"), Deutsche Bank Securities Inc. ("DBS"), Barclays Capital Inc. ("BCI"), Bear, Stearns & Co. Inc. ("Bear") and Citigroup Global Markets Inc. ("Citi", and collectively with BAS, DBS, BCI and Bear, in such capacity the "Underwriters") pursuant to an underwriting agreement dated April 26, 2007 (the "Underwriting Agreement"). The Purchaser intends to sell certain other Certificates (the "Non-Registered Certificates") pursuant to a certificate purchase agreement dated April 26, 2007 (the "Certificate Purchase Agreement") to BAS and DBS (together, in such capacity the "Initial Purchasers"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement (as of the Closing Date).

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            Subject to the terms and conditions set forth in this Agreement, the Mortgage Loan Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser upon receipt of the Mortgage Loan Purchase Price referred to in this Section 1, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on May 8, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the close of business on May 1, 2007 (the "Cut-off Date"), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before the Cut-off Date, whether or not received, of $________, subject to a variance of plus or minus 5%. The purchase price of the Mortgage Loans (inclusive of accrued interest and exclusive of the Mortgage Loan Seller's pro rata share of the costs set forth in Section 9 hereof) (the "Mortgage Loan Purchase Price") shall be equal to the amount set forth on the cross receipt between the Mortgage Loan Seller and the Purchaser dated the date hereof.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) On the Closing Date, subject only to receipt by the Mortgage Loan Seller of the Mortgage Loan Purchase Price, the satisfaction of the other closing conditions required to be satisfied on the part of Purchaser pursuant to
Section 7 and the issuance of the Certificates, the Mortgage Loan Seller agrees to (i) sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Mortgage Loan Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule, including all rights to payment in respect thereof, which includes all interest and principal received or receivable by the Mortgage Loan Seller on or with respect to the Mortgage Loans after the Cut-off Date (subject to the proviso in the next sentence), together with all of the Mortgage Loan Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans, subject to (i) that certain Servicing Rights Purchase Agreement dated as of May 1, 2007, between the Mortgage Loan Seller and Servicer No. 1,
(ii) The Agreement to Appointment of Master Servicer dated as of May 8, 2007, among the Depositor, the Mortgage Loan Seller and Servicer No. 2, and (iii) the Servicing Rights Purchase and Sale Agreement dated as of May 8, 2007, between the Mortgage Loan Seller and Servicer No. 2. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Mortgage Loan Seller, the Mortgage Loan Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date; provided, however, that all scheduled payments of principal and interest accrued but not paid thereon, due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Mortgage Loan Seller, and the Purchaser or its successors or assigns shall promptly remit any such payments to the Mortgage Loan Seller.

            On or prior to the Closing Date, the Mortgage Loan Seller shall retain a third party vendor reasonably satisfactory to the Controlling Class Representative to complete the assignment and recordation of the related Loan Documents, as contemplated by the next sentence. On or promptly following the Closing Date, the Mortgage Loan Seller shall cause such third party vendor, to the extent possession of recorded copies of each Mortgage and the documents described in clauses (iii), (iv), (v), (vi), (vii), (viii), (xi), (xxii) and
(xiii) of Exhibit B have been delivered to it, at the expense of the Mortgage Loan Seller, (1) to prepare and record (a) each Assignment of Mortgage referred to in clause (iii) of Exhibit B which has not yet been submitted for recording and (b) each Assignment of Leases, referred to in clause (v) of Exhibit B (if not otherwise included in the related Assignment of Mortgage) which has not yet been submitted for recordation; and (2) to prepare and file each UCC assignment of financing statement referred to in clause (xiii) of Exhibit B which has not yet been submitted for filing or recording. The Mortgage Loan Seller shall direct the related third party vendor to promptly prepare and submit (and in no event later than 30 Business Days following the receipt of the related documents in the case of clause 1(a) of the prior sentence and 60 days following the receipt of the applicable documents in the case of clauses 1(b) and 2 of the prior sentence) for recording or filing, as the case may be, in the appropriate public recording or filing office, each such document. In the event that any such document is lost or returned unrecorded because of a defect therein, the Mortgage Loan Seller, at its expense, shall promptly prepare a substitute document for signature by the Purchaser or itself, as applicable, and thereafter the Mortgage Loan Seller shall cause each such document to be duly recorded or filed. The Mortgage Loan Seller shall, promptly upon receipt of the original recorded or filed copy (and in no event later than five Business Days following such receipt) deliver such original to the Custodian (in the case of each UCC financing statement or UCC assignment of financing statement, with evidence of filing or recording thereon). Notwithstanding anything to the contrary contained in this Section 2, in those instances where the public recording office retains the original Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, after any has been recorded, the obligations hereunder of the Mortgage Loan Seller shall be deemed to have been satisfied upon delivery to the Custodian of a copy of such Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, certified by the public recording office to be a true and complete copy of the recorded original thereof or otherwise with evidence of recording indicated thereon.

            (b) In connection with the Mortgage Loan Seller's assignment pursuant to subsection (a) above, the Mortgage Loan Seller shall deliver to and deposit with, or cause to be delivered to and deposited with, the Custodian, on or before the Closing Date, the documents and/or instruments referred to in clauses (i), (ii), (ix), (xvi) and (xxiii) of Exhibit B for each Mortgage Loan so assigned (with originals with respect to clause (i) and copies with respect to clauses (ii), (ix), (xvi) and (xxiii)) and, within 30 days following the Closing Date, the remaining applicable documents in Exhibit B for each such Mortgage Loan with copies to the applicable Servicer.

            (c) If the Mortgage Loan Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original Note, the Mortgage Loan Seller shall deliver a copy or duplicate original of such Note, together with an affidavit certifying that the original thereof has been lost or destroyed and an indemnification in connection therewith in favor of the Trustee.

            If the Mortgage Loan Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iv), (vi), (vii),
(xi), and (xiii) of Exhibit B and the UCC financing statements and UCC assignments of financing statements referred to in clauses (xi) and (xii) of Exhibit B, with evidence of recording or filing thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, or because such original recorded or filed document has been lost or returned from the recording or filing office and subsequently lost, as the case may be, the delivery requirements of this Section 2(b) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the applicable public recording or filing office, the applicable title insurance company or by the Mortgage Loan Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) has been delivered to the Trustee within 45 days after the Closing Date, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) within 180 days after the Closing Date (or within such longer period after the Closing Date as the Purchaser (or such subsequent owner) may consent to, which consent shall not be unreasonably withheld so long as the Mortgage Loan Seller has provided the Purchaser (or such subsequent owner) with evidence of such recording or filing, as the case may be, or has certified to the Purchaser (or such subsequent owner) as to the occurrence of such recording or filing, as the case may be, and is, as certified to the Purchaser (or such subsequent owner) no less often than quarterly, in good faith attempting to obtain from the appropriate public recording or filing office such original or copy).

            If the Mortgage Loan Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of the related lender's title insurance policy referred to in clause (ix) of Exhibit B solely because such policy has not yet been issued, the delivery requirements of this
Section 2(b) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Mortgage Loan Seller has delivered to the Trustee a binder marked as binding and countersigned by the title insurer or its authorized agent (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing as binding by the related title insurance company) or an acknowledged closing instruction or escrow letter, and the Mortgage Loan Seller shall deliver to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee), promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof). In addition, notwithstanding anything to the contrary contained herein, if there exists with respect to any group of related cross-collateralized Mortgage Loans only one original of any document referred to in Exhibit B covering all the Mortgage Loans in such group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. On the Closing Date, upon (i) notification from the Mortgage Loan Seller that the purchase price referred to in Section 1 has been received by the Mortgage Loan Seller and (ii) the issuance of the Certificates, the Purchaser shall be authorized to release to the Trustee or its designee all of the Mortgage Files in the Purchaser's possession relating to the Mortgage Loans.

            Notwithstanding anything herein to the contrary, with respect to the documents referred to in clause (xxiii) on Exhibit B, the applicable Servicer shall hold the original of each such document in trust on behalf of the Trustee in order to draw on such letter of credit on behalf of the Trust and the Mortgage Loan Seller shall be deemed to have satisfied the delivery requirements of this Agreement by delivering the original of each such document to the applicable Servicer. The Mortgage Loan Seller shall pay any costs of assignment or amendment of such letter of credit required (which assignment or amendment shall change the beneficiary of the letter of credit to the Trust in care of the applicable Servicer) in order for the applicable Servicer to draw on such letter of credit on behalf of the Trust. In the event that the documents specified in clause (xix) on Exhibit B are missing because the related assignment or amendment documents have not been completed, the Mortgage Loan Seller shall take all reasonably necessary steps to enable the applicable Servicer to draw on the related letter of credit on behalf of the Trust including, if necessary, drawing on the letter of credit in its own name pursuant to written instructions from the applicable Servicer and immediately remitting such funds (or causing such funds to be remitted) to the applicable Servicer.

            Contemporaneously with the execution of this Agreement by the Purchaser and the Mortgage Loan Seller, the Mortgage Loan Seller shall deliver a power of attorney to each of the Servicers and the Special Servicer at the direction of the Controlling Class Representative or its assignees, to take such other action as is necessary to effect the delivery, assignment and/or recordation of any documents and/or instruments relating to any Mortgage Loan which have not been delivered, assigned or recorded at the time required for enforcement by the Trust Fund. The Mortgage Loan Seller will be required to effect at its expense the assignment and recordation of its Loan Documents until the assignment and recordation of all such Loan Documents has been completed.

            (d) As to each Mortgage Loan, the Mortgage Loan Seller shall be responsible for all costs associated with the recording or filing, as the case may be, of each assignment referred to in clauses (iii) and (v) of Exhibit B and each UCC-2 and UCC-3 assignment of financing statement, if any, referred to in clause (xii) of Exhibit B. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Mortgage Loan Seller shall promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and shall thereafter deliver the substitute or corrected document to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) for recording or filing, as appropriate, at the Mortgage Loan Seller's expense.

            (e) Except as provided below, all documents and records in the Mortgage Loan Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with Exhibit B but that are reasonably required to service the Mortgage Loans (all such other documents and records, including Environmental Reports, as to any Mortgage Loan, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Mortgage Loan Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of the applicable Servicer pursuant to a written agreement between such parties) be delivered by the Mortgage Loan Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date; provided, however, the Mortgage Loan Seller shall not be required to deliver, and the Servicing File shall not be deemed to include drafts of Loan Documents, attorney-client or internal communications of the Mortgage Loan Seller or its affiliates or Mortgage Loan Seller's credit underwriting or due diligence analyses or related data (as distinguished from Environmental Reports, financial statements, credit reports, title reports, structural and engineering reports, appraisals and other reports, analyses or data provided by the Borrowers or third parties other than the Mortgage Loan Seller's attorneys). If a sub-servicer shall, as of the Closing Date, begin acting on behalf of the applicable Servicer with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Mortgage Loan Seller or its agent shall deliver a copy of the related Servicing File to the applicable Servicer.

            (f) Each of the Mortgage Loan Seller's and the Purchaser's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale, including for accounting purposes. Following the transfer of the Mortgage Loans to the Purchaser, the Mortgage Loan Seller will not take any action inconsistent with the ownership of the Mortgage Loans by the Purchaser or its assignees.

            (g) Furthermore, it is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Mortgage Loan Seller to Purchaser as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Mortgage Loan Seller to Purchaser and not a pledge of the Mortgage Loans by Mortgage Loan Seller to Purchaser to secure a debt or other obligation of Mortgage Loan Seller.

            (h) It is further acknowledged and agreed by the Mortgage Loan Seller that the Purchaser intends to convey all right, title and interest of the Purchaser in and to the Mortgage Loans and all rights and remedies under this Agreement (excluding the Purchaser's rights and remedies under Section 9 below and the Indemnification Agreement dated as of April 26, 2007, among the Mortgage Loan Seller, the Depositor and the Underwriters (the "GACC Indemnification Agreement")) to the Trustee on behalf of the Certificateholders, including, without limitation, all rights and remedies as may be available under Section 6 to the Purchaser in the event of a material Breach or a material Defect; provided, that the Trustee on behalf of the Certificateholders shall be a third-party beneficiary of this Agreement and shall be entitled to enforce any obligations of the Mortgage Loan Seller hereunder in connection with a material Breach or a material Defect as if the Trustee on behalf of the Certificateholders had been an original party to this Agreement.

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

            The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law under Section 6 for a breach of the Mortgage Loan Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

            SECTION 4. Representations, Warranties and Covenants of the Mortgage Loan Seller.

            (a) The Mortgage Loan Seller hereby makes, as of the date hereof (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, the Trustee on behalf of the Certificateholders and the respective successors-in-interest of the Purchaser and the Trustee (in each case, subject to the limitations on assignment described in Section 17 hereof), each of the representations and warranties set forth in Exhibit C subject to the exceptions set forth in Schedule C-1 to Exhibit C.

            (b) In addition, the Mortgage Loan Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

            (i) The Mortgage Loan Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland, and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

            (ii) The execution and delivery of this Agreement by the Mortgage Loan Seller, and the performance of, and compliance with, the terms of this Agreement by the Mortgage Loan Seller, do not violate the Mortgage Loan Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affects the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement.

            (iii) The Mortgage Loan Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification or contribution for securities laws liabilities.

            (v) The Mortgage Loan Seller is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement do not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Mortgage Loan Seller to perform its obligations under this Agreement or the financial condition of the Mortgage Loan Seller.

            (vi) No litigation is pending or, to the best of the Mortgage Loan Seller's knowledge, threatened against the Mortgage Loan Seller the outcome of which, in the Mortgage Loan Seller's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement or the financial condition of the Mortgage Loan Seller.

            (vii) The Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers, and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

            (viii) Insofar as it relates to the Mortgage Loans, the information set forth in Annex A-1 and Annex A-2 to the Prospectus Supplement (as defined in the GACC Indemnification Agreement) (the "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Prospectus Supplement and the accompanying prospectus (the "Diskette"), is true and correct in all material respects. Insofar as it relates to the description of the Mortgage Loans and/or the Mortgage Loan Seller and is not the result of an error by the Depositor or any Underwriter in the manipulation of, or calculations based upon, or any aggregation of (other than an aggregation made by the Mortgage Loan Seller) information contained in the Loan Detail, the information set forth in Time of Sale Information (as defined in the GACC Indemnification Agreement), the Memorandum (as defined in the GACC Indemnification Agreement) (insofar as the Prospectus Supplement is an exhibit thereto) and in the Prospectus Supplement under the headings ""Summary of Terms -- Relevant Parties and Dates --Sponsors," "-- Mortgage Loan Sellers," "--Originators," "Summary of Terms -- The Mortgage Pool," "Risk Factors," "The Sponsors and Mortgage Loan Sellers" and "Description of the Mortgage Pool" and the information set forth on Annex A-1 and Annex A-2 and Annex B to the Prospectus Supplement, and to the extent it contains information consistent with that on such Annex A-1 and Annex A-2 set forth on the Diskette, does not (or, in the case of (i) any Time of Sale Information, when read together with all other Time of Sale Information, and (ii) the Time of Sale Information, did not as of the Time of Sale (as defined in the GACC Indemnification Agreement) contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (ix) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of, or compliance by, the Mortgage Loan Seller with this Agreement, or the consummation by the Mortgage Loan Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the Mortgage Loan Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Mortgage Loan Seller under this Agreement.

            (c) Upon discovery by any of the Mortgage Loan Seller or the parties to the Pooling and Servicing Agreement of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection (a) above and set forth in Exhibit C which materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests therein of the Purchaser, the Trustee on behalf of the Certificateholders or any Certificateholder, the party discovering such breach shall give prompt written notice to the Mortgage Loan Seller and/or the other parties, as applicable.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Mortgage Loan Seller that:

            (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware.

            (ii) The execution and delivery of this Agreement by the Purchaser, and the performance of, and compliance with, the terms of this Agreement by the Purchaser, do not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement will not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Mortgage Loan Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the Purchaser's execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

            (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Mortgage Loan Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

            SECTION 6. Repurchases; Substitutions.

            (a) If any of the Servicers, the Special Servicer or the Trustee discovers or receives notice of a defect in any Mortgage File (a "Defect") or a breach of any representation or warranty set forth in, or required to be made with respect to a Mortgage Loan by the Mortgage Loan Seller pursuant to, the related Mortgage Loan Purchase Agreement (a "Breach"), which Defect or Breach, as the case may be, (which notice shall be in addition to any Trustee Exception Report) affects the value of any Mortgage Loan or the interests of any Certificateholders therein, the Servicers, the Special Servicer or the Trustee, as applicable, shall give prompt written notice of such Defect or Breach, as the case may be, (which notice shall be in addition to any Trustee Exception Report) to the Depositor, each Rating Agency, the Servicers, the Special Servicer, the Mortgage Loan Seller, the Trustee, the Directing Certificateholder, the holder of any Serviced Companion Loan and the applicable Servicer or the Special Servicer (in the case of Specially Serviced Mortgage Loans) shall request that the Mortgage Loan Seller, not later than the earlier of 90 days from the Mortgage Loan Seller's receipt of such notice or the Mortgage Loan Seller's discovery of such Breach, (i) cure such Defect or Breach, as the case may be, in all material respects, (ii) repurchase the affected Mortgage Loan at the applicable Purchase Price or in conformity with the applicable Mortgage Loan Purchase Agreement or (iii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing Date) and pay the applicable Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that if such Breach and Defect is capable of being cured but not within such 90-day period, and the Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within such 90-day period, the Mortgage Loan Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan) and provided, further, that with respect to such additional 90-day period, the Mortgage Loan Seller shall have delivered an Officer's Certificate to the Rating Agencies, the applicable Servicer, the Special Servicer and the Trustee setting forth the reason such Breach or Defect is not capable of being cured within the initial 90-day period and what actions the Mortgage Loan Seller is pursuing in connection with the cure thereof and stating that the Mortgage Loan Seller anticipates that such Breach or Defect will be cured within the additional 90-day period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective Mortgage Loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interest of Certificateholders therein, and such Mortgage Loan shall be repurchased no later than the earlier of 90 days from the Mortgage Loan Seller's receipt of a notice of such Defect or Breach or the Mortgage Loan Seller's discovery of such Breach or Defect. If the affected Mortgage Loan is to be repurchased, the funds in the amount of the Purchase Price are to be deposited by wire transfer in the Certificate Account. Notwithstanding the foregoing, if a Mortgage Loan is not secured by a hotel, restaurant (operated by the Mortgagor), healthcare facility, nursing home, assisted living facility, self-storage facility, theatre (as sole collateral), mobile home park or fitness center (operated by the Mortgagor) property, then the failure to deliver to the Trustee copies of the UCC Financing Statements with respect to such Mortgage Loan shall not be a material Defect or material Breach.

            If one or more (but not all) of the Mortgage Loans constituting a Cross-Collateralized Group are to be repurchased by the Mortgage Loan Seller as contemplated by this Section 6, then, prior to the subject repurchase, the Mortgage Loan Seller or its designee, as the case may be, use its reasonable efforts, subject to the terms of the related Mortgage Loan(s), to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loan(s) in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loan(s) therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto; provided that no such termination shall be effected unless and until the Directing Certificateholder, if one is then acting, has consented in its sole discretion and the Trustee has received from the Mortgage Loan Seller, as the case may be, (i) an Opinion of Counsel to the effect that such termination would not cause an Adverse REMIC Event to occur and (ii) written confirmation from each Rating Agency that such termination will not result in a downgrade, qualification or withdrawal of the then-current rating of the Certificates or any Serviced Companion Loan Securities that are currently being rated by such Rating Agency; and provided, further, that the Mortgage Loan Seller, in the case of the related Mortgage Loans, may, at its option and within 30 days, purchase the entire subject Cross-Collateralized Group in lieu of effecting a termination of the cross-collateralization. All costs and expenses incurred by the Trustee or any Person acting on its behalf pursuant to this paragraph shall be included in the calculation of the Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group cannot be terminated as contemplated by this paragraph, then, for purposes of
(i) determining the materiality of any Breach or Defect, as the case may be, and
(ii) the application of remedies, such Breach or Defect shall be treated as a Breach or Defect as to each Mortgage Loan in the Cross-Collateralized Group and such Cross-Collateralized Group shall be treated as a single Mortgage Loan. Solely for the purpose of complying with the REMIC Provisions, the Mortgagors of any Cross-Collateralized Group are intended third-party beneficiaries of a release of cross-collateralization that is permitted by the provisions of this paragraph, and the provisions of this paragraph may not be amended without the consent of all such Mortgagors, provided, however, that such Mortgagors shall not be third-party beneficiaries of any other provision of this Agreement and shall have no rights with respect to this Agreement except as set forth in this paragraph. In addition, the foregoing paragraph shall not impose any additional obligations on the Servicers or the Special Servicer with respect to any Mortgagors.

            (b) In connection with any repurchase of a Mortgage Loan contemplated by this Section 6, the Trustee, the Servicers (with respect to any such Mortgage Loan other than a Specially Serviced Mortgage Loan) and the Special Servicer (with respect to any such Mortgage Loan that is a Specially Serviced Mortgage Loan) shall each tender to the Mortgage Loan Seller, upon delivery (i) to each of the Servicers or the Special Servicer, as applicable, of a trust receipt and (ii) to the Trustee by the Servicers or the Special Servicer, as applicable, of a Request for Release and an acknowledgement by such Servicer or Special Servicer, as applicable, of its receipt of the Purchase Price executed by the Mortgage Loan Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed or assigned in the form of endorsement or assignment provided to the Trustee by the Mortgage Loan Seller, as the case may be, to the Mortgage Loan Seller in the same manner as provided in this
Section 6; provided, however, that the applicable Servicer or Special Servicer, as applicable, shall use reasonable efforts to cooperate in furnishing necessary information to the Mortgage Loan Seller in connection with such Mortgage Loan Seller's preparation of such endorsement or assignment.

            (c) This Section 6 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to this Section 6.

            (d) The Special Servicer shall, for the benefit of the Certificateholders and the Trustee (as holder of the Uncertificated Lower-Tier Interests, the Class A-MFL Regular Interest and the Class A-JFL Regular Interest), enforce the obligations of the Mortgage Loan Seller under this
Section 6. Such enforcement, including, without limitation, the legal prosecution of claims, shall be carried out in accordance with the Servicing Standard.

            SECTION 7. Closing.

            The closing of the purchase and sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281 at 10:00 a.m., New York City time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (i) All of the representations and warranties of the Mortgage Loan Seller and the Purchaser specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

            (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects the obligations of the Mortgage Loan Seller hereunder) and other documents to be delivered by or on behalf of the Purchaser, to the Mortgage Loan Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Mortgage Loan Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered on or before the Closing Date pursuant to Section 2;

            (iv) The result of any examination of the Mortgage Files and Servicing Files performed by or on behalf of the Purchaser pursuant to
      Section 3 shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Mortgage Loan Seller shall have received the Mortgage Loan Purchase Price, and the Mortgage Loan Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement; and

            (vii) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            The Closing Documents shall consist of the following:

            (a) This Agreement and a bill of sale duly executed and delivered by the Purchaser and the Mortgage Loan Seller;

            (b) An Officer's Certificate substantially in the form of Exhibit D hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, and dated the Closing Date, and upon which the Purchaser, the Initial Purchasers and each Underwriter may rely, attaching thereto as exhibits the certificate of incorporation and the By-Laws of the Mortgage Loan Seller;

            (c) A certificate of good standing regarding the Mortgage Loan Seller from the Secretary of State for the State of Delaware, dated not earlier than 30 days prior to the Closing Date;

            (d) Written opinions of counsel (which may include opinions of in-house counsel, outside counsel or a combination thereof) for the Mortgage Loan Seller, in form reasonably acceptable to counsel for the Purchaser and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Mortgage Loan Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser, the Initial Purchasers and each Underwriter;

            (e) Any other opinions of counsel for the Mortgage Loan Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser, the Initial Purchasers and each Underwriter as an addressee; and

            (f) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 9. Costs.

            The Mortgage Loan Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) (a) the fees and expenses of counsel to the Mortgage Loan Seller, (b) the expenses of filing or recording UCC assignments of financing statements, assignments of Mortgage and Reassignments of Assignments of Leases, Rents and Profits with respect to the Mortgage Loans as contemplated by Article 2 of the Pooling and Servicing Agreement and (c) on the Closing Date, the Mortgage Loan Seller's pro rata portion of the aggregate of the following amounts (the Mortgage Loan Seller's pro rata portion to be determined according to the percentage that the aggregate principal balance of the Mortgage Loans as of the Cut-off Date represents of the aggregate principal balance of the Mortgage Loans and the Other Mortgage Loans as of the Cut-off
Date): (i) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus relating to the Certificates; (ii) the up front fees, costs, and expenses of the Trustee (including reasonable attorneys' fees) incurred in connection with the Trustee entering into and performing certain of its obligations under the Pooling and Servicing Agreement;
(iii) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (iv) the fees charged by the Rating Agencies to rate the Certificates so rated; (v) the fees and expenses of counsel to the Underwriters; (vi) the fees and expenses of counsel to the Purchaser; (vii) the fees and expenses of counsel to the applicable Servicer;
(viii) the cost of obtaining a "comfort letter" from a firm of certified public accountants selected by the Purchaser and the Mortgage Loan Seller with respect to numerical information in respect of the Mortgage Loans and the Other Mortgage Loans included in the Prospectus; and (ix) other miscellaneous costs and expenses agreed upon by the parties hereto. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered,
(b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by overnight mail or courier service and received by the addressee or (d) transmitted by facsimile (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or (c), if (i) to the Purchaser, addressed c/o General Electric Capital Corporation, 280 Park Avenue, 8th Floor, New York, New York 10017, Attention: Anuj Gupta, Managing Director, facsimile no. (212) 716-8911, with a copy to David Martindale, facsimile no. (972) 728-7650 and with a copy to Patricia A. DeLuca, Esq., General Electric capital Corporation, 292 Long Ridge Rd., Stamford, Connecticut 06927, facsimile no.
(203) 357-6768 (or such other address or facsimile number as may hereafter be furnished in writing by the Purchaser); and if (ii) to the Mortgage Loan Seller, addressed c/o General American Capital Corporation, 60 Wall Street, New York, New York 10005, Attention: Lainie Kaye, fax number (212) 469-4579.

            SECTION 11. Notice of Exchange Act Reportable Events.

            The Mortgage Loan Seller hereby agrees to deliver to the Purchaser and the Trustee any disclosure information relating to any event, specifically relating to the Mortgage Loan Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form), insofar as such disclosure is required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Mortgage Loan Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Mortgage Loan Seller, described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Purchaser as soon as reasonably practicable after the Mortgage Loan Seller becomes aware of such event and in no event more than two business days following the occurrence of such event if such event is reportable under Item
1.03 to Form 8-K. The obligation of the Mortgage Loan Seller to provide the above referenced disclosure materials will terminate upon notice or other written confirmation from the Purchaser or the Trustee that the Trustee has filed a Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 10.10(a) of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934 have otherwise automatically suspended. The Mortgage Loan Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser or its designee.

            SECTION 13. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 15. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 16. Further Assurances.

            The Mortgage Loan Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns.

            The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage Loan Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part (excluding the Purchaser's rights and remedies under Section 6 and the GACC Indemnification Agreement), to the Trustee, for the benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser, provided that the Trustee shall have no right to further assign such rights to any other Person. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser, and their permitted successors and permitted assigns.

            SECTION 18. Amendments.

            No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                    GE COMMERCIAL MORTGAGE CORPORATION


                                    By: /s/ Nancy G. Tramutola
                                       -----------------------------------------
                                    Name:   Nancy G. Tramutola
                                         ---------------------------------------
                                    Title:  Authorized Signatory
                                          --------------------------------------



                                    GENERAL AMERICAN CAPITAL CORPORATION

                                    By: /s/ Boris Zhuravel
                                       -----------------------------------------
                                    Name:   Boris Zhuravel
                                         ---------------------------------------
                                    Title:  Vice President
                                          --------------------------------------


                                    By: /s/ Helaine M. Kaplan
                                       -----------------------------------------
                                    Name:   Helaine M. Kaplan
                                         ---------------------------------------
                                    Title:  Vice President
                                          --------------------------------------

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

GE Commercial Mortgage Corporation (the "Depositor") has filed a registration statement (including a prospectus) (SEC File no. 333-130174) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Depositor, any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address: dg.propsectus_distribution@bofasecurities.com.

This free writing prospectus does not contain all information that is required to be included in a prospectus required to be filed as part of a registration statement. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the Certificates, supersedes any conflicting information contained in any prior similar materials relating to the Certificates. The information in this free writing prospectus may be amended or supplemented. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not constitute a contractual commitment by you to purchase or give rise to an obligation by the underwriters to sell any of the Certificates, until the underwriters have accepted your offer to purchase Certificates; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

You are advised that the terms of the Certificates, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of Certificates may be split, combined or eliminated), at any time prior to the time sales to purchasers of the Certificates will first be made. You are advised that Certificates may not be issued that have the characteristics described in these materials. The underwriter's obligation to sell such Certificates to you is conditioned on the mortgage loans and Certificates having the characteristics described in these materials. If a material change does occur with respect to such Certificates, our contract will terminate, by its terms, without any further obligation or liability between us (an "Automatic Termination"). If an Automatic Termination does occur, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the Certificates which you have committed to purchase, and none of the issuer nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

This free writing prospectus was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding the pool assets and structure, including payments, interest rates, weighted average lives and weighted average loan age, loss, spreads, market availability and other matters. The actual amount, rate or timing of payments on any of the underlying assets may be different, and sometimes materially different than anticipated, and therefore the pricing, payment or yield information regarding the Certificates may be different from the information provided herein. There can be no assurance that actual pricing will be completed at the indicated value(s). In addition, pricing of the Certificates may vary significantly from the information contained in this free writing prospectus as a result of various factors, including, without limitation, prevailing credit spreads, market positioning, financing costs, hedging costs and risk and use of capital and profit. The pricing estimates contained herein may vary during the course of any particular day and from day to day. You should consult with your own accounting or other advisors as to the adequacy of the information in this free writing prospectus for your purposes.

                             IRS CIRCULAR 230 NOTICE

THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITERS IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

                      ------------------------------------

GE COMMERCIAL MORTGAGE CORPORATION, SERIES 2007-C1

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED
PROPERTIES


                                                 % of                         % of Applicable                 Mortgage
                                                 Initial Pool    Loan Group   Loan Group         # of         Loan
Loan No.   Property Name (1)                     Balance         One or Two   Balance            Properties   Seller (2)
--------   -----------------------------------   ------------    ----------   ---------------    ----------   ----------
       3   Manhattan Apartment Portfolio                 5.16%            2             19.40%           36   GACC
     3.1   635 Riverside Drive                           0.31%            2              1.18%            1   GACC
     3.2   120 West 105th Street                         0.27%            2              1.03%            1   GACC
     3.3   894 Riverside Drive                           0.26%            2              0.97%            1   GACC
     3.4   350 Manhattan Avenue                          0.25%            2              0.94%            1   GACC
     3.5   10-16 Manhattan Avenue                        0.23%            2              0.86%            1   GACC
     3.6   605 West 156th Street                         0.22%            2              0.83%            1   GACC
     3.7   35 Saint Nicholas Terrace                     0.21%            2              0.81%            1   GACC
     3.8   25-29 Saint Nicholas Terrace                  0.21%            2              0.78%            1   GACC
     3.9   400-408 West 128th Street                     0.21%            2              0.78%            1   GACC
    3.10   165-167 & 169-171 Manhattan Avenue            0.21%            2              0.78%            1   GACC
    3.11   634 West 135th Street                         0.18%            2              0.69%            1   GACC
    3.12   15 West 107th Street                          0.18%            2              0.67%            1   GACC
    3.13   520 West 139th Street                         0.17%            2              0.64%            1   GACC
    3.14   291 Edgecombe Avenue                          0.16%            2              0.61%            1   GACC
    3.15   312 West 114th Street                         0.16%            2              0.59%            1   GACC
    3.16   106 West 105th Street                         0.15%            2              0.57%            1   GACC
    3.17   4-6 West 108th Street                         0.14%            2              0.53%            1   GACC
    3.18   8-10 West 108th Street                        0.14%            2              0.53%            1   GACC
    3.19   7-9 West 108th Street                         0.14%            2              0.51%            1   GACC
    3.20   625 West 156th Street                         0.13%            2              0.49%            1   GACC
    3.21   3-5 West 108th Street                         0.11%            2              0.42%            1   GACC
    3.22   5 West 101st Street                           0.11%            2              0.41%            1   GACC
    3.23   63 West 107th Street                          0.11%            2              0.40%            1   GACC
    3.24   287 Edgecombe Avenue                          0.10%            2              0.37%            1   GACC
    3.25   21 West 106th Street                          0.09%            2              0.35%            1   GACC
    3.26   203 West 108th Street                         0.09%            2              0.33%            1   GACC
    3.27   216 West 108th Street                         0.08%            2              0.31%            1   GACC
    3.28   65 West 107th Street                          0.08%            2              0.30%            1   GACC
    3.29   67 West 107th Street                          0.07%            2              0.27%            1   GACC
    3.30   109 West 105th Street                         0.07%            2              0.27%            1   GACC
    3.31   302 West 114th Street                         0.07%            2              0.26%            1   GACC
    3.32   123 West 106th Street                         0.06%            2              0.21%            1   GACC
    3.33   125 West 106th Street                         0.06%            2              0.21%            1   GACC
    3.34   61-63 West 104th Street                       0.05%            2              0.17%            1   GACC
    3.35   627 West 113th Street                         0.04%            2              0.17%            1   GACC
    3.36   127 West 106th Street                         0.04%            2              0.14%            1   GACC
       7   JP Morgan Portfolio                           5.02%            1              6.84%            3   GACC
     7.1   201 North Central Avenue                      3.10%            1              4.22%            1   GACC
     7.2   1111 Fannin Street                            1.35%            1              1.84%            1   GACC
     7.3   201 North First Street Garage                 0.57%            1              0.78%            1   GACC
       8   Four Seasons Resort Maui                      4.43%            1              6.03%            1   GACC
       6   The Enclave                                   3.79%            2             14.26%            1   GACC
      10   Wellpoint Office Tower                        3.03%            1              4.13%            1   GACC
      11   Mall of America                               2.63%            1              3.58%            1   GACC
      14   Crossing at Hobart                            1.59%            1              2.17%            1   GACC
      15   Palma Sorrento Apartments                     1.44%            2              5.42%            1   GACC
      17   Presbyterian Plano Medical Office             1.39%            1              1.90%            1   GACC
      18   Villa Veneto Apartments                       1.37%            2              5.14%            1   GACC
      21   Magic Sands Mobile Home Park                  0.97%            2              3.66%            1   GACC
      22   Erskine Village                               0.81%            1              1.10%            1   GACC
      23   1865 Burnett Street                           0.78%            1              1.07%            1   GACC
      24   Americold Portfolio                           0.76%            1              1.03%           20   GACC
    24.1   Clearfield                                    0.10%            1              0.13%            1   GACC
    24.2   Murfreesboro                                  0.07%            1              0.10%            1   GACC
    24.3   Connell                                       0.06%            1              0.09%            1   GACC
    24.4   Strasburg                                     0.06%            1              0.08%            1   GACC
    24.5   Amarillo                                      0.05%            1              0.07%            1   GACC
    24.6   Thomasville                                   0.05%            1              0.06%            1   GACC
    24.7   West Memphis                                  0.04%            1              0.06%            1   GACC
    24.8   Russellville - Industrial Boulevard           0.04%            1              0.06%            1   GACC
    24.9   Syracuse                                      0.04%            1              0.05%            1   GACC
   24.10   Atlanta - Westgate                            0.03%            1              0.04%            1   GACC
   24.11   Babcock                                       0.03%            1              0.04%            1   GACC
   24.12   Turlock                                       0.03%            1              0.04%            1   GACC
   24.13   Nampa                                         0.03%            1              0.04%            1   GACC
   24.14   Woodburn                                      0.03%            1              0.03%            1   GACC
   24.15   Wichita                                       0.02%            1              0.03%            1   GACC
   24.16   Fort Smith                                    0.02%            1              0.03%            1   GACC
   24.17   Sebree                                        0.02%            1              0.03%            1   GACC
   24.18   Boston                                        0.01%            1              0.02%            1   GACC
   24.19   Bettendorf                                    0.01%            1              0.02%            1   GACC
   24.20   Walla Walla                                   0.01%            1              0.01%            1   GACC
      27   1604 Broadway                                 0.68%            1              0.93%            1   GACC
      29   Island Park                                   0.62%            2              2.33%            1   GACC
      37   Mirabella                                     0.51%            2              1.93%            1   GACC
      38   Ocotillo Plaza                                0.51%            1              0.69%            1   GACC
      39   Deerfield Luxury Townhomes                    0.50%            2              1.88%            1   GACC
      42   Media Center                                  0.43%            1              0.59%            1   GACC
      46   Mansions at Round Rock                        0.42%            2              1.57%            1   GACC
      60   Villa Teresa Mobile Home Park                 0.35%            2              1.33%            1   GACC
      65   931 Corporate Center Drive (HSBC)             0.33%            1              0.45%            1   GACC
      68   Albuquerque Portfolio                         0.31%            1              0.42%            2   GACC
    68.1   Granada Business Center                       0.17%            1              0.23%            1   GACC
    68.2   Granada Square                                0.14%            1              0.20%            1   GACC
      85   2400 Augusta Office Building                  0.25%            1              0.34%            1   GACC
     104   Cortina Inn & Resort                          0.20%            1              0.27%            1   GACC
     111   Prospect Plaza La Jolla                       0.18%            1              0.25%            1   GACC
     124   Court Square Office Building                  0.15%            1              0.21%            1   GACC
     128   Paragon Building                              0.15%            1              0.20%            1   GACC
     140   Holiday Inn Express - Waterford               0.13%            1              0.17%            1   GACC
     160   Ashford Atrium                                0.11%            1              0.14%            1   GACC
     180   Roman Gardens Apartments                      0.09%            2              0.32%            1   GACC
     186   1242 Fulton Street                            0.07%            1              0.10%            1   GACC
     190   306-308 Knickerbocker Avenue                  0.07%            1              0.09%            1   GACC


                         Cut-Off           General                Detailed                                               Interest
           Original      Date              Property               Property                 Interest    Administrative    Accrual
Loan No.   Balance ($)   Balance ($) (3)   Type                   Type                     Rate        Cost Rate         Basis
--------   -----------   ---------------   --------------------   ----------------------   --------    --------------    ----------
       3   204,000,000       204,000,000   Multifamily            Conventional               6.2400%          0.02053%   Actual/360
     3.1    12,400,000        12,400,000   Multifamily            Conventional
     3.2    10,800,000        10,800,000   Multifamily            Conventional
     3.3    10,160,000        10,160,000   Multifamily            Conventional
     3.4     9,920,000         9,920,000   Multifamily            Conventional
     3.5     9,040,000         9,040,000   Multifamily            Conventional
     3.6     8,720,000         8,720,000   Multifamily            Conventional
     3.7     8,480,000         8,480,000   Multifamily            Conventional
     3.8     8,240,000         8,240,000   Multifamily            Conventional
     3.9     8,240,000         8,240,000   Multifamily            Conventional
    3.10     8,160,000         8,160,000   Multifamily            Conventional
    3.11     7,280,000         7,280,000   Multifamily            Conventional
    3.12     7,040,000         7,040,000   Multifamily            Conventional
    3.13     6,720,000         6,720,000   Multifamily            Conventional
    3.14     6,400,000         6,400,000   Multifamily            Conventional
    3.15     6,160,000         6,160,000   Multifamily            Conventional
    3.16     6,000,000         6,000,000   Multifamily            Conventional
    3.17     5,600,000         5,600,000   Multifamily            Conventional
    3.18     5,600,000         5,600,000   Multifamily            Conventional
    3.19     5,360,000         5,360,000   Multifamily            Conventional
    3.20     5,200,000         5,200,000   Multifamily            Conventional
    3.21     4,400,000         4,400,000   Multifamily            Conventional
    3.22     4,320,000         4,320,000   Multifamily            Conventional
    3.23     4,240,000         4,240,000   Multifamily            Conventional
    3.24     3,920,000         3,920,000   Multifamily            Conventional
    3.25     3,680,000         3,680,000   Multifamily            Conventional
    3.26     3,440,000         3,440,000   Multifamily            Conventional
    3.27     3,280,000         3,280,000   Multifamily            Conventional
    3.28     3,200,000         3,200,000   Multifamily            Conventional
    3.29     2,880,000         2,880,000   Multifamily            Conventional
    3.30     2,800,000         2,800,000   Multifamily            Conventional
    3.31     2,720,000         2,720,000   Multifamily            Conventional
    3.32     2,240,000         2,240,000   Multifamily            Conventional
    3.33     2,240,000         2,240,000   Multifamily            Conventional
    3.34     1,840,000         1,840,000   Multifamily            Conventional
    3.35     1,760,000         1,760,000   Multifamily            Conventional
    3.36     1,520,000         1,520,000   Multifamily            Conventional
       7   198,500,000       198,500,000   Various                Various                    5.5090%          0.02053%   Actual/360
     7.1   122,383,121       122,383,121   Office                 CBD
     7.2    53,412,700        53,412,700   Office                 CBD
     7.3    22,704,179        22,704,179   Special Purpose        Parking Garage
       8   175,000,000       175,000,000   Hotel                  Full Service               5.7120%          0.02053%   Actual/360
       6   150,000,000       150,000,000   Multifamily            Conventional               6.1400%          0.02053%   Actual/360
      10   120,000,000       119,874,180   Office                 Suburban                   6.0100%          0.04053%   Actual/360
      11   104,000,000       104,000,000   Retail                 Regional Mall              5.7990%          0.03053%   Actual/360
      14    63,000,000        62,859,629   Retail                 Anchored                   5.7540%          0.02053%   Actual/360
      15    57,020,000        57,020,000   Multifamily            Conventional               5.3850%          0.02053%   Actual/360
      17    55,040,000        55,040,000   Office                 Medical Office             5.8770%          0.02053%   Actual/360
      18    54,070,000        54,070,000   Multifamily            Conventional               5.4380%          0.02053%   Actual/360
      21    38,500,000        38,500,000   Manufactured Housing   Manufactured Housing       5.6060%          0.02053%   Actual/360
      22    32,000,000        32,000,000   Retail                 Anchored                   5.7940%          0.02053%   Actual/360
      23    31,000,000        31,000,000   Multifamily            Conventional               5.8490%          0.02053%   Actual/360
      24    30,000,000        30,000,000   Industrial             Warehouse/Distribution     5.3960%          0.02053%   Actual/360
    24.1     3,757,714         3,757,714   Industrial             Warehouse/Distribution
    24.2     2,777,143         2,777,143   Industrial             Warehouse/Distribution
    24.3     2,521,200         2,521,200   Industrial             Warehouse/Distribution
    24.4     2,365,714         2,365,714   Industrial             Warehouse/Distribution
    24.5     2,138,400         2,138,400   Industrial             Warehouse/Distribution
    24.6     1,874,400         1,874,400   Industrial             Warehouse/Distribution
    24.7     1,636,800         1,636,800   Industrial             Warehouse/Distribution
    24.8     1,617,000         1,617,000   Industrial             Warehouse/Distribution
    24.9     1,386,000         1,386,000   Industrial             Warehouse/Distribution
   24.10     1,302,857         1,302,857   Industrial             Warehouse/Distribution
   24.11     1,280,400         1,280,400   Industrial             Warehouse/Distribution
   24.12     1,264,371         1,264,371   Industrial             Warehouse/Distribution
   24.13     1,095,600         1,095,600   Industrial             Warehouse/Distribution
   24.14     1,009,800         1,009,800   Industrial             Warehouse/Distribution
   24.15       910,800           910,800   Industrial             Warehouse/Distribution
   24.16       750,857           750,857   Industrial             Warehouse/Distribution
   24.17       745,800           745,800   Industrial             Warehouse/Distribution
   24.18       587,143           587,143   Industrial             Warehouse/Distribution
   24.19       565,714           565,714   Industrial             Warehouse/Distribution
   24.20       412,286           412,286   Industrial             Warehouse/Distribution
      27    27,000,000        27,000,000   Retail                 Unanchored                 5.6600%          0.02053%   Actual/360
      29    24,500,000        24,500,000   Multifamily            Conventional               5.9450%          0.02053%   Actual/360
      37    20,300,000        20,300,000   Multifamily            Conventional               5.6190%          0.02053%   Actual/360
      38    20,000,000        20,000,000   Retail                 Anchored                   5.7300%          0.02053%   Actual/360
      39    19,750,000        19,750,000   Multifamily            Conventional               5.9950%          0.02053%   Actual/360
      42    17,100,000        17,100,000   Office                 CBD                        5.6530%          0.02053%   Actual/360
      46    16,500,000        16,500,000   Multifamily            Conventional               5.6700%          0.02053%   Actual/360
      60    14,030,000        14,030,000   Manufactured Housing   Manufactured Housing       5.6030%          0.02053%   Actual/360
      65    13,200,000        13,200,000   Office                 Suburban                   5.6750%          0.02053%   Actual/360
      68    12,250,000        12,250,000   Office                 Suburban                   5.9620%          0.02053%   Actual/360
    68.1     6,550,000         6,550,000   Office                 Suburban
    68.2     5,700,000         5,700,000   Office                 Suburban
      85     9,860,000         9,860,000   Office                 Suburban                   5.7200%          0.02053%   Actual/360
     104     7,725,000         7,725,000   Hotel                  Full Service               6.1000%          0.02053%   Actual/360
     111     7,200,000         7,200,000   Mixed Use              Office/Retail              5.9300%          0.02053%   Actual/360
     124     6,100,000         6,100,000   Office                 CBD                        5.7000%          0.02053%   Actual/360
     128     5,800,000         5,800,000   Mixed Use              Office/Retail              5.5000%          0.02053%   Actual/360
     140     5,000,000         4,995,022   Hotel                  Limited Service            6.0000%          0.02053%   Actual/360
     160     4,200,000         4,200,000   Office                 Suburban                   5.6690%          0.02053%   Actual/360
     180     3,380,000         3,380,000   Multifamily            Student Housing            6.1330%          0.02053%   Actual/360
     186     2,900,000         2,900,000   Retail                 Unanchored                 5.6470%          0.02053%   Actual/360
     190     2,600,000         2,600,000   Mixed Use              Multifamily/Retail         5.8000%          0.02053%   Actual/360


           Original           Stated Remaining   Original       Remaining      First      Maturity    Annual
           Term to Maturity   Term to Maturity   Amortization   Amortization   Payment    Date        Debt
Loan No.   or APD (mos.)      or APD (mos.)      Term (mos.)    Term (mos.)    Date       or APD      Service ($) (4)
--------   ----------------   ----------------   ------------   ------------   --------   ---------   ---------------
       3                 60                 60              0              0   6/1/2007   5/1/2012      12,906,399.96
     3.1
     3.2
     3.3
     3.4
     3.5
     3.6
     3.7
     3.8
     3.9
    3.10
    3.11
    3.12
    3.13
    3.14
    3.15
    3.16
    3.17
    3.18
    3.19
    3.20
    3.21
    3.22
    3.23
    3.24
    3.25
    3.26
    3.27
    3.28
    3.29
    3.30
    3.31
    3.32
    3.33
    3.34
    3.35
    3.36
       7                120                119              0              0   5/1/2007   4/1/2017      11,087,245.08
     7.1
     7.2
     7.3
       8                 84                 80              0              0   2/1/2007   1/1/2014      10,134,833.28
       6                 60                 58              0              0   4/1/2007   3/1/2012       9,337,916.67
      10                153                151            318            316   4/1/2007   12/1/2019      8,085,532.00
      11                120                115              0              0   1/1/2007   12/1/2016      6,114,723.36
      14                120                119            240            239   5/1/2007   4/1/2017       5,309,477.88
      15                120                117              0              0   3/1/2007   2/1/2017       3,113,173.20
      17                120                119            360            360   5/1/2007   4/1/2017       3,907,832.88
      18                120                117              0              0   3/1/2007   2/1/2017       2,981,164.44
      21                120                119              0              0   5/1/2007   4/1/2017       2,188,286.52
      22                120                119            221            221   5/1/2007   4/1/2017       2,830,234.68
      23                 60                 58              0              0   4/1/2007   3/1/2012       1,838,373.24
      24                109                105              0              0   2/1/2007   2/1/2016       1,641,283.32
    24.1
    24.2
    24.3
    24.4
    24.5
    24.6
    24.7
    24.8
    24.9
   24.10
   24.11
   24.12
   24.13
   24.14
   24.15
   24.16
   24.17
   24.18
   24.19
   24.20
      27                 60                 59            300            300   5/1/2007   4/1/2012       2,020,720.44
      29                 60                 59              0              0   5/1/2007   4/1/2012       1,476,754.56
      37                120                119              0              0   5/1/2007   4/1/2017       1,156,499.40
      38                120                120              0              0   6/1/2007   5/1/2017       1,161,916.68
      39                120                119            360            360   5/1/2007   4/1/2017       1,420,173.00
      42                 60                 59              0              0   5/1/2007   4/1/2012         980,088.84
      46                 60                 59              0              0   5/1/2007   4/1/2012         948,543.72
      60                120                119              0              0   5/1/2007   4/1/2017         797,019.00
      65                120                120              0              0   6/1/2007   5/1/2017         759,504.12
      68                 60                 58            360            360   4/1/2007   3/1/2012         877,751.04
    68.1
    68.2
      85                120                119            360            360   5/1/2007   4/1/2017         688,230.12
     104                120                120            300            300   6/1/2007   5/1/2017         602,946.72
     111                120                120            360            360   6/1/2007   5/1/2017         514,129.68
     124                120                119            360            360   5/1/2007   4/1/2017         424,853.16
     128                120                117              0              0   3/1/2007   2/1/2017         323,430.60
     140                120                119            360            359   5/1/2007   4/1/2017         359,730.36
     160                120                119            360            360   5/1/2007   4/1/2017         291,532.44
     180                120                117            360            360   3/1/2007   2/1/2017         246,656.64
     186                120                119            360            360   5/1/2007   4/1/2017         200,812.08
     190                120                119            360            360   5/1/2007   4/1/2017         183,066.96


           Monthly           Remaining                                                    Crossed
           Debt              Interest Only                                     APD        With          Related
Loan No.   Service ($) (4)   Period (mos.)   Lockbox (5)                       (Yes/No)   Other Loans   Borrower
--------   ---------------   -------------   -------------------------------   --------   -----------   --------------
       3      1,075,533.33              60   Soft at Closing, Springing Hard   No         No            No
     3.1
     3.2
     3.3
     3.4
     3.5
     3.6
     3.7
     3.8
     3.9
    3.10
    3.11
    3.12
    3.13
    3.14
    3.15
    3.16
    3.17
    3.18
    3.19
    3.20
    3.21
    3.22
    3.23
    3.24
    3.25
    3.26
    3.27
    3.28
    3.29
    3.30
    3.31
    3.32
    3.33
    3.34
    3.35
    3.36
       7        923,937.09             119   Hard                              No         No            No
     7.1
     7.2
     7.3
       8        844,569.44              80   Soft                              No         No            No
       6        778,159.72              58   Soft                              No         No            No
      10        673,794.33             105   Hard                              No         No            No
      11        509,560.28             115   Hard                              No         No            No
      14        442,456.49               0   No                                No         No            GECMC 2007-1 B
      15        259,431.10             117   No                                No         No            GECMC 2007-1 A
      17        325,652.74              59   Springing Hard                    No         No            No
      18        248,430.37             117   No                                No         No            GECMC 2007-1 A
      21        182,357.21             119   No                                No         No            GECMC 2007-1 A
      22        235,852.89              11   No                                No         No            GECMC 2007-1 B
      23        153,197.77              58   No                                No         No            No
      24        136,773.61             105   Soft                              No         No            No
    24.1
    24.2
    24.3
    24.4
    24.5
    24.6
    24.7
    24.8
    24.9
   24.10
   24.11
   24.12
   24.13
   24.14
   24.15
   24.16
   24.17
   24.18
   24.19
   24.20
      27        168,393.37              35   Hard                              No         No            No
      29        123,062.88              59   No                                No         No            No
      37         96,374.95             119   No                                No         No            No
      38         96,826.39             120   Springing Hard                    No         No            No
      39        118,347.75              71   No                                No         No            No
      42         81,674.07              59   No                                No         No            No
      46         79,045.31              59   No                                No         No            No
      60         66,418.25             119   No                                No         No            GECMC 2007-1 A
      65         63,292.01             120   Hard                              No         No            No
      68         73,145.92              34   No                                No         No            No
    68.1
    68.2
      85         57,352.51              59   Hard                              No         No            No
     104         50,245.56              12   No                                No         No            No
     111         42,844.14              60   No                                No         No            No
     124         35,404.43              35   No                                No         No            No
     128         26,952.55             117   No                                No         No            No
     140         29,977.53               0   Soft at Closing, Springing Hard   No         No            No
     160         24,294.37              35   No                                No         No            No
     180         20,554.72              57   Soft at Closing, Springing Hard   No         No            No
     186         16,734.34              59   No                                No         No            No
     190         15,255.58              35   No                                No         No            No


                                                                     Cut-Off      LTV
                                  Grace    Payment   Appraised       Date LTV     Ratio at
Loan No.   DSCR (4) (6) (7) (8)   Period   Date      Value ($) (9)   Ratio (7)    Maturity/APD (7)
--------   --------------------   ------   -------   -------------   ---------    ----------------
       3                   1.39        5         1     255,000,000       80.00%              80.00%
     3.1                                                15,500,000
     3.2                                                13,500,000
     3.3                                                12,700,000
     3.4                                                12,400,000
     3.5                                                11,300,000
     3.6                                                10,900,000
     3.7                                                10,600,000
     3.8                                                10,300,000
     3.9                                                10,300,000
    3.10                                                10,200,000
    3.11                                                 9,100,000
    3.12                                                 8,800,000
    3.13                                                 8,400,000
    3.14                                                 8,000,000
    3.15                                                 7,700,000
    3.16                                                 7,500,000
    3.17                                                 7,000,000
    3.18                                                 7,000,000
    3.19                                                 6,700,000
    3.20                                                 6,500,000
    3.21                                                 5,500,000
    3.22                                                 5,400,000
    3.23                                                 5,300,000
    3.24                                                 4,900,000
    3.25                                                 4,600,000
    3.26                                                 4,300,000
    3.27                                                 4,100,000
    3.28                                                 4,000,000
    3.29                                                 3,600,000
    3.30                                                 3,500,000
    3.31                                                 3,400,000
    3.32                                                 2,800,000
    3.33                                                 2,800,000
    3.34                                                 2,300,000
    3.35                                                 2,200,000
    3.36                                                 1,900,000
       7                   1.30        5         1     235,050,000       84.45%              84.45%
     7.1                                               145,000,000
     7.2                                                63,150,000
     7.3                                                26,900,000
       8                   1.47        0         1     600,000,000       70.83%              70.83%
       6                   2.70        5         1     284,000,000       52.82%              52.82%
      10                   1.01        5         1     150,000,000       79.92%              74.76%
      11                   1.43        0         1   1,000,000,000       75.50%              75.50%
      14                   1.14        5         1      85,000,000       73.95%              48.15%
      15                   1.00        5         1      76,200,000       74.83%              74.83%
      17                   1.00        5         1      68,800,000       80.00%              74.71%
      18                   1.01        5         1      69,280,000       78.05%              78.05%
      21                   1.09        5         1      49,390,000       77.95%              77.95%
      22                   1.11        5         1      41,000,000       78.05%              50.67%
      23                   1.20        5         1      42,700,000       72.60%              72.60%
      24                   2.09        5         1     461,350,000       75.86%              75.86%
    24.1                                                54,800,000
    24.2                                                40,500,000
    24.3                                                38,200,000
    24.4                                                34,500,000
    24.5                                                32,400,000
    24.6                                                28,400,000
    24.7                                                24,800,000
    24.8                                                24,500,000
    24.9                                                22,000,000
   24.10                                                19,000,000
   24.11                                                19,400,000
   24.12                                                20,600,000
   24.13                                                16,600,000
   24.14                                                15,300,000
   24.15                                                13,800,000
   24.16                                                10,950,000
   24.17                                                11,300,000
   24.18                                                13,700,000
   24.19                                                13,200,000
   24.20                                                 7,400,000
      27                   1.10        5         1      36,000,000       75.00%              72.24%
      29                   1.44        5         1      31,000,000       79.03%              79.03%
      37                   1.20        5         1      24,800,000       79.84%              79.84%
      38                   1.32        5         1      25,000,000       80.00%              80.00%
      39                   1.25        5         1      24,000,000       82.29%              78.17%
      42                   1.34        5         1      21,500,000       79.53%              79.53%
      46                   1.13        5         1      21,130,000       78.09%              78.09%
      60                   1.12        5         1      20,450,000       68.61%              68.61%
      65                   1.24        5         1      19,300,000       68.39%              68.39%
      68                   1.10        5         1      14,400,000       80.00%              77.99%
    68.1                                                 7,700,000
    68.2                                                 6,700,000
      85                   1.12        5         1      12,550,000       78.57%              73.22%
     104                   1.29        5         1      10,350,000       74.64%              60.16%
     111                   1.19        5         1       9,850,000       73.10%              68.32%
     124                   1.22        5         1       8,300,000       73.49%              66.03%
     128                   1.55        5         1       7,800,000       74.36%              74.36%
     140                   1.53        5         1       6,600,000       75.68%              64.26%
     160                   1.18        5         1       5,250,000       80.00%              71.83%
     180                   1.14        5         1       4,310,000       78.42%              73.50%
     186                   1.22        5         1       4,200,000       69.05%              64.28%
     190                   1.20        5         1       3,800,000       68.42%              61.59%


Loan No.   Address                                                   City              County           State     Zip Code
--------   -------------------------------------------------------   ---------------   --------------   -------   --------
       3   Various                                                   New York          New York         NY         Various
     3.1   635 Riverside Drive                                       New York          New York         NY           10031
     3.2   120 West 105th Street                                     New York          New York         NY           10025
     3.3   894 Riverside Drive                                       New York          New York         NY           10032
     3.4   350 Manhattan Avenue                                      New York          New York         NY           10026
     3.5   10-16 Manhattan Avenue                                    New York          New York         NY           10025
     3.6   605 West 156th Street                                     New York          New York         NY           10032
     3.7   35 Saint Nicholas Terrace                                 New York          New York         NY           10027
     3.8   25-29 Saint Nicholas Terrace                              New York          New York         NY           10027
     3.9   400-408 West 128th Street                                 New York          New York         NY           10027
    3.10   165-167 & 169-171 Manhattan Avenue                        New York          New York         NY           10025
    3.11   634 West 135th Street                                     New York          New York         NY           10031
    3.12   15 West 107th Street                                      New York          New York         NY           10025
    3.13   520 West 139th Street                                     New York          New York         NY           10031
    3.14   291 Edgecombe Avenue                                      New York          New York         NY           10031
    3.15   312 West 114th Street                                     New York          New York         NY           10026
    3.16   106 West 105th Street                                     New York          New York         NY           10025
    3.17   4-6 West 108th Street                                     New York          New York         NY           10025
    3.18   8-10 West 108th Street                                    New York          New York         NY           10025
    3.19   7-9 West 108th Street                                     New York          New York         NY           10025
    3.20   625 West 156th Street                                     New York          New York         NY           10032
    3.21   3-5 West 108th Street                                     New York          New York         NY           10025
    3.22   5 West 101st Street                                       New York          New York         NY           10025
    3.23   63 West 107th Street                                      New York          New York         NY           10025
    3.24   287 Edgecombe Avenue                                      New York          New York         NY           10031
    3.25   21 West 106th Street                                      New York          New York         NY           10025
    3.26   203 West 108th Street                                     New York          New York         NY           10025
    3.27   216 West 108th Street                                     New York          New York         NY           10025
    3.28   65 West 107th Street                                      New York          New York         NY           10025
    3.29   67 West 107th Street                                      New York          New York         NY           10025
    3.30   109 West 105th Street                                     New York          New York         NY           10025
    3.31   302 West 114th Street                                     New York          New York         NY           10026
    3.32   123 West 106th Street                                     New York          New York         NY           10025
    3.33   125 West 106th Street                                     New York          New York         NY           10025
    3.34   61-63 West 104th Street                                   New York          New York         NY           10025
    3.35   627 West 113th Street                                     New York          New York         NY           10025
    3.36   127 West 106th Street                                     New York          New York         NY           10025
       7   Various                                                   Various           Various          Various    Various
     7.1   201 North Central Avenue                                  Phoenix           Maricopa         AZ           85004
     7.2   1111 Fannin Street                                        Houston           Harris           TX           77002
     7.3   201 North First Street                                    Phoenix           Maricopa         AZ           85004
       8   3900 Wailea Alanui Drive                                  Wailea            Maui             HI           96753
       6   11215 Oak Leaf Drive                                      Silver Spring     Montgomery       MD           20901
      10   21555 Oxnard Street                                       Woodland Hills    Los Angeles      CA           91367
      11   8100 24th Avenue South                                    Bloomington       Hennepin         MN           55425
      14   2360-2930 East 79th Avenue & 1825-2961 East 80th Avenue   Merrillville      Lake             IN           46410
      15   250 Palm Valley Boulevard                                 San Jose          Santa Clara      CA           95123
      17   6020 West Parker Road                                     Plano             Collin           TX           75093
      18   350 La Strada Drive                                       San Jose          Santa Clara      CA           95123
      21   165 Blossom Hill Road                                     San Jose          Santa Clara      CA           95123
      22   1290 East Ireland Road                                    South Bend        Saint Joseph     IN           46614
      23   1865 Burnett Street                                       Brooklyn          Kings            NY           11229
      24   Various                                                   Various           Various          Various    Various
    24.1   755 East 1700 South Street                                Clearfield        Davis            UT           84015
    24.2   2641 Stephenson Drive                                     Murfreesboro      Rutherford       TN           37133
    24.3   720 West Juniper Street                                   Connell           Franklin         WA           99326
    24.4   545 Radio Station Road                                    Strasburg         Shenandoah       VA           22657
    24.5   10300 Southeast Third Street                              Amarillo          Potter           TX           79118
    24.6   121 Roseway Drive                                         Thomasville       Thomas           GA           31792
    24.7   1651 South Airport Road                                   West Memphis      Crittenden       AR           72301
    24.8   203 Industrial Boulevard                                  Russellville      Pope             AR           72802
    24.9   264 Farrell Road                                          Syracuse          Onondaga         NY           13209
   24.10   1740 Westgate Parkway                                     Atlanta           Fulton           GA           30336
   24.11   1524 Necedah Road                                         Babcock           Wood             WI           54413
   24.12   660 Fifth Street                                          Turlock           Stanislaus       CA           95380
   24.13   231 Second Road North                                     Nampa             Canyon           ID           83687
   24.14   1440 Silverton Avenue                                     Woodburn          Marion           OR           97071
   24.15   2707 North Mead Street                                    Wichita           Sedgwick         KS           67219
   24.16   1634 Midland Boulevard                                    Fort Smith        Sebastian        AR           72901
   24.17   1541 US Highway 41                                        Sebree            Webster          KY           42455
   24.18   100 Widett Circle                                         Boston            Suffolk          MA           02118
   24.19   6875 State Street                                         Bettendorf        Scott            IA           52722
   24.20   1115 West Rose Street                                     Walla Walla       Walla Walla      WA           99362
      27   1604-1610 Broadway & 732-736 Seventh Avenue               New York          New York         NY           10019
      29   1105 Island Park Boulevard                                Shreveport        Caddo            LA           71105
      37   2850 East Bonanza Road                                    Las Vegas         Clark            NV           89101
      38   Southeast Corner of Tropicana Avenue and Eastern Avenue   Las Vegas         Clark            NV           89120
      39   4122 Meadow Parkway                                       Hermantown        St. Louis        MN           55811
      42   4640 Lankershim Boulevard                                 North Hollywood   Los Angeles      CA           91602
      46   670 Louis Henna Boulevard                                 Round Rock        Williamson       TX           78664
      60   5680 Santa Teresa Boulevard                               San Jose          Santa Clara      CA           95123
      65   931 Corporate Center Drive                                Pomona            Los Angeles      CA           91768
      68   Various                                                   Albuquerque       Bernalillo       NM           87109
    68.1   4101 Montgomery Boulevard, Northeast                      Albuquerque       Bernalillo       NM           87109
    68.2   4243 Montgomery Boulevard, Northeast                      Albuquerque       Bernalillo       NM           87109
      85   2400 Augusta                                              Houston           Harris           TX           77057
     104   103 US Route 4                                            Mendon            Rutland          VT           05701
     111   1010-1012 Prospect Street                                 La Jolla          San Diego        CA           92037
     124   200 East Lexington Street                                 Baltimore         Baltimore City   MD           21202
     128   419 East Hyman Avenue                                     Aspen             Pitkin           CO           81611
     140   4350 Pontiac Lake Road                                    Waterford         Oakland          MI           48328
     160   14825 Saint Mary's Lane                                   Houston           Harris           TX           77079
     180   1060 East 450 North                                       Provo             Utah             UT           84606
     186   1242-1246 Fulton Street                                   Brooklyn          Kings            NY           11216
     190   306-308 Knickerbocker Avenue                              Brooklyn          Kings            NY           11237


                                 Net Rentable               Units     Loan per Net             Prepayment
           Year      Year        Area Sq. Ft/Units/         of        Rentable Area            Provisions
Loan No.   Built     Renovated   Beds/Pads/Keys (10) (11)   Measure   Sq. Ft./Units ($) (10)   (# of payments)
--------   -------   ---------   ------------------------   -------   ----------------------   -----------------------------
       3   Various   Various                        1,083   Units                    188,366   L(17),YM1(39),O(4)
     3.1      1912                                     66   Units                    187,879
     3.2      1929        2001                         61   Units                    177,049
     3.3      1915        1985                         55   Units                    184,727
     3.4      1927        1985                         50   Units                    198,400
     3.5      1940                                     40   Units                    226,000
     3.6      1930        2001                         43   Units                    202,791
     3.7      1920        2006                         54   Units                    157,037
     3.8      1920        2007                         54   Units                    152,593
     3.9      1926        1988                         57   Units                    144,561
    3.10      1910        1988                         49   Units                    166,531
    3.11      1926                                     39   Units                    186,667
    3.12      1905        2005                         31   Units                    227,097
    3.13      1910                                     41   Units                    163,902
    3.14      1920        2007                         28   Units                    228,571
    3.15      1900        2003                         24   Units                    256,667
    3.16      1920        2001                         19   Units                    315,789
    3.17      1929        2001                         24   Units                    233,333
    3.18      1902        2001                         24   Units                    233,333
    3.19      1905        2001                         24   Units                    223,333
    3.20      1910        2007                         33   Units                    157,576
    3.21      1904        2001                         24   Units                    183,333
    3.22      1930                                     20   Units                    216,000
    3.23      1929        2001                         19   Units                    223,158
    3.24      1920        2007                         25   Units                    156,800
    3.25      1920        2006                         20   Units                    184,000
    3.26      1925        2003                         20   Units                    172,000
    3.27      1900        2006                         15   Units                    218,667
    3.28      1929        2001                         20   Units                    160,000
    3.29      1915        2001                         19   Units                    151,579
    3.30      1900        2001                         15   Units                    186,667
    3.31      1900        2004                         20   Units                    136,000
    3.32      1900        2002                         10   Units                    224,000
    3.33      1900        2002                         10   Units                    224,000
    3.34      1900        2000                         10   Units                    184,000
    3.35      1910                                     10   Units                    176,000
    3.36      1915        2002                         10   Units                    152,000
       7   Various   Various     Various                    Various                      153   L(25),D(91),O(4)
     7.1      1973                                723,922   Sq. Ft.                      169
     7.2      1971        2002                    428,629   Sq. Ft.                      125
     7.3      1973                                  1,905   Spaces                    11,918
       8      1990        2007                        380   Keys                   1,118,421   L(11),YM1(17),YM1orD(49),O(7)
       6      1965        2007                      1,119   Units                    134,048   L(23),YM1(33),O(4)
      10      1977                                448,072   Sq. Ft.                      268   L(23),YM1(126),O(4)
      11      1992        2005                  2,769,954   Sq. Ft.                      273   L(29),D(88),O(3)
      14      1993        2005                    806,105   Sq. Ft.                       78   L(25),DorYM1(90),O(5)
      15      2001                                    274   Units                    208,102   L(27),YM1(89),O(4)
      17      2004                                197,004   Sq. Ft.                      279   L(25),D(91),O(4)
      18      1999                                    226   Units                    239,248   L(27),YM1(89),O(4)
      21      1962        1996                        541   Pads                      71,165   L(25),D(91),O(4)
      22      2005                                283,051   Sq. Ft.                      113   L(25),DorYM1(90),O(5)
      23      1950        2006                        144   Units                    215,278   L(26),D(30),O(4)
      24   Various   Various                    5,489,325   Sq. Ft.                       64   L(28),D(76),O(5)
    24.1      1973        1978                    455,227   Sq. Ft.                       96
    24.2      1982        2000                    226,423   Sq. Ft.                      143
    24.3      1969        1971                    299,776   Sq. Ft.                       98
    24.4      1999                                243,170   Sq. Ft.                      114
    24.5      1973        2003                    163,796   Sq. Ft.                      152
    24.6      1997                                252,419   Sq. Ft.                       87
    24.7      1985        1995                    252,075   Sq. Ft.                       76
    24.8      1995                                270,772   Sq. Ft.                       70
    24.9      1960        1985                    573,183   Sq. Ft.                       28
   24.10      1990        1993                    431,369   Sq. Ft.                       35
   24.11      1999                                127,260   Sq. Ft.                      117
   24.12      1955        1989                    188,734   Sq. Ft.                       78
   24.13      1946        1974                    458,518   Sq. Ft.                       28
   24.14      1952        1979                    327,601   Sq. Ft.                       36
   24.15      1972        1984                    168,007   Sq. Ft.                       63
   24.16      1960        2005                    118,003   Sq. Ft.                       74
   24.17      1998                                111,499   Sq. Ft.                       78
   24.18      1969        2004                    260,356   Sq. Ft.                       26
   24.19      1973                                398,223   Sq. Ft.                       17
   24.20      1960        1968                    162,914   Sq. Ft.                       30
      27      1912        2001                     29,875   Sq. Ft.                      904   L(12),YM1(44),O(4)
      29      2006                                    314   Units                     78,025   L(25),D(31),O(4)
      37      1988                                    344   Units                     59,012   L(25),D(91),O(4)
      38      1976        2007                    115,321   Sq. Ft.                      173   L(13),YM5(103),O(4)
      39      1993                                    166   Units                    118,976   L(25),D(91),O(4)
      42      1984                                 73,162   Sq. Ft.                      234   L(25),D(31),O(4)
      46      2001                                    256   Units                     64,453   L(11),YM1(36),O(13)
      60      1979                                    147   Pads                      95,442   L(25),D(91),O(4)
      65      1988        2000                    100,000   Sq. Ft.                      132   L(24),D(92),O(4)
      68   Various                                116,278   Sq. Ft.                      105   L(26),D(30),O(4)
    68.1      1974                                 66,196   Sq. Ft.                       99
    68.2      1987                                 50,082   Sq. Ft.                      114
      85      1979                                124,977   Sq. Ft.                       79   L(25),D(91),O(4)
     104      1966                                     96   Keys                      80,469   L(24),D(92),O(4)
     111      1982                                 25,935   Sq. Ft.                      278   L(24),YM1(92),O(4)
     124      1929        1982                    102,568   Sq. Ft.                       59   L(25),D(91),O(4)
     128      1888        2000                      5,746   Sq. Ft.                    1,009   L(27),D(89),O(4)
     140      2002                                     83   Keys                      60,181   L(25),D(91),O(4)
     160      1975        2006                     44,670   Sq. Ft.                       94   L(25),D(91),O(4)
     180      1964                                     47   Units                     71,915   L(27),D(89),O(4)
     186      1910        2006                      5,000   Sq. Ft.                      580   L(25),D(91),O(4)
     190      1907        2007                          4   Units                    650,000   L(25),D(91),O(4)


                                                            Third         Third Most   Second        Second Most
                                                            Most Recent   Recent NOI   Most Recent   Recent NOI
Loan No.   Loan No.   Property Name                         NOI ($)       Date         NOI ($)       Date
--------   --------   -----------------------------------   -----------   ----------   -----------   -----------------------
       3          3   Manhattan Apartment Portfolio
     3.1        3.1   635 Riverside Drive
     3.2        3.2   120 West 105th Street
     3.3        3.3   894 Riverside Drive
     3.4        3.4   350 Manhattan Avenue
     3.5        3.5   10-16 Manhattan Avenue
     3.6        3.6   605 West 156th Street
     3.7        3.7   35 Saint Nicholas Terrace
     3.8        3.8   25-29 Saint Nicholas Terrace
     3.9        3.9   400-408 West 128th Street
    3.10       3.10   165-167 & 169-171 Manhattan Avenue
    3.11       3.11   634 West 135th Street
    3.12       3.12   15 West 107th Street
    3.13       3.13   520 West 139th Street
    3.14       3.14   291 Edgecombe Avenue
    3.15       3.15   312 West 114th Street
    3.16       3.16   106 West 105th Street
    3.17       3.17   4-6 West 108th Street
    3.18       3.18   8-10 West 108th Street
    3.19       3.19   7-9 West 108th Street
    3.20       3.20   625 West 156th Street
    3.21       3.21   3-5 West 108th Street
    3.22       3.22   5 West 101st Street
    3.23       3.23   63 West 107th Street
    3.24       3.24   287 Edgecombe Avenue
    3.25       3.25   21 West 106th Street
    3.26       3.26   203 West 108th Street
    3.27       3.27   216 West 108th Street
    3.28       3.28   65 West 107th Street
    3.29       3.29   67 West 107th Street
    3.30       3.30   109 West 105th Street
    3.31       3.31   302 West 114th Street
    3.32       3.32   123 West 106th Street
    3.33       3.33   125 West 106th Street
    3.34       3.34   61-63 West 104th Street
    3.35       3.35   627 West 113th Street
    3.36       3.36   127 West 106th Street
       7          7   JP Morgan Portfolio
     7.1        7.1   201 North Central Avenue
     7.2        7.2   1111 Fannin Street
     7.3        7.3   201 North First Street Garage
       8          8   Four Seasons Resort Maui               23,355,200   12/31/2004    29,550,300   12/31/2005
       6          6   The Enclave                             5,184,799   12/31/2004     5,483,403   12/31/2005
      10         10   Wellpoint Office Tower                  6,608,040   12/31/2004     7,054,193   12/31/2005
      11         11   Mall of America                        52,840,954   12/31/2004    60,224,673   12/31/2005
      14         14   Crossing at Hobart                      6,420,164   12/31/2004     5,996,963   12/31/2005
      15         15   Palma Sorrento Apartments               2,536,096   12/31/2004     2,813,992   12/31/2005
      17         17   Presbyterian Plano Medical Office                                  1,761,683   12/31/2005
      18         18   Villa Veneto Apartments                 2,567,412   12/31/2004     2,785,192   12/31/2005
      21         21   Magic Sands Mobile Home Park            2,462,127   12/31/2004     2,482,825   12/31/2005
      22         22   Erskine Village
      23         23   1865 Burnett Street                     1,282,355   12/31/2004     1,514,307   12/31/2005
      24         24   Americold Portfolio                                               37,188,835   12/31/2005
    24.1       24.1   Clearfield                                                         5,345,379   12/31/2005
    24.2       24.2   Murfreesboro                                                       2,383,117   12/31/2005
    24.3       24.3   Connell                                                            3,500,395   12/31/2005
    24.4       24.4   Strasburg                                                          2,167,726   12/31/2005
    24.5       24.5   Amarillo                                                           2,809,742   12/31/2005
    24.6       24.6   Thomasville                                                        1,692,839   12/31/2005
    24.7       24.7   West Memphis                                                       2,176,644   12/31/2005
    24.8       24.8   Russellville - Industrial Boulevard                                2,521,999   12/31/2005
    24.9       24.9   Syracuse                                                           1,911,057   12/31/2005
   24.10      24.10   Atlanta - Westgate                                                   928,833   12/31/2005
   24.11      24.11   Babcock                                                            1,742,658   12/31/2005
   24.12      24.12   Turlock                                                            1,813,510   12/31/2005
   24.13      24.13   Nampa                                                                705,714   12/31/2005
   24.14      24.14   Woodburn                                                           1,644,827   12/31/2005
   24.15      24.15   Wichita                                                            1,172,964   12/31/2005
   24.16      24.16   Fort Smith                                                           686,442   12/31/2005
   24.17      24.17   Sebree                                                               908,144   12/31/2005
   24.18      24.18   Boston                                                             1,031,705   12/31/2005
   24.19      24.19   Bettendorf                                                         1,416,935   12/31/2005
   24.20      24.20   Walla Walla                                                          628,207   12/31/2005
      27         27   1604 Broadway
      29         29   Island Park
      37         37   Mirabella                                                          1,443,865   12/31/2005
      38         38   Ocotillo Plaza                            777,487   12/31/2004       864,583   12/31/2005
      39         39   Deerfield Luxury Townhomes                                         1,452,338   12/31/2005
      42         42   Media Center                                                       1,581,098   12/31/2005
      46         46   Mansions at Round Rock                    984,232   12/31/2004     1,034,529   12/31/2005
      60         60   Villa Teresa Mobile Home Park           1,020,469   12/31/2004     1,093,896   12/31/2005
      65         65   931 Corporate Center Drive (HSBC)       1,024,756   12/31/2004     1,115,633   12/31/2005
      68         68   Albuquerque Portfolio                     945,259   12/31/2004       865,469   12/31/2005
    68.1       68.1   Granada Business Center                   477,210   12/31/2004       419,821   12/31/2005
    68.2       68.2   Granada Square                            468,049   12/31/2004       445,648   12/31/2005
      85         85   2400 Augusta Office Building              998,062   12/31/2004       860,874   12/31/2005
     104        104   Cortina Inn & Resort                                                 945,691   12/31/2005
     111        111   Prospect Plaza La Jolla                                              366,417   10 Mos. Ann. 12/31/2005
     124        124   Court Square Office Building              333,949   12/31/2004       347,236   12/31/2005
     128        128   Paragon Building                                                     288,530   12/31/2005
     140        140   Holiday Inn Express - Waterford           520,465   12/31/2004       512,073   12/31/2005
     160        160   Ashford Atrium                            471,233   12/31/2004       507,810   12/31/2005
     180        180   Roman Gardens Apartments                  311,531   12/31/2004       299,619   12/31/2005
     186        186   1242 Fulton Street
     190        190   306-308 Knickerbocker Avenue                                         149,150   12/31/2005


                         Most Recent
           Most Recent   NOI               Underwritten   Underwritten   Underwritten   Underwritten   Underwritten   Underwritten
Loan No.   NOI ($)       Date              NOI ($)        Revenue ($)    EGI ($)        Expenses ($)   Reserves ($)   TI/LC ($)
--------   -----------   ---------------   ------------   ------------   ------------   ------------   ------------   ------------
       3     5,415,658   12/31/2006          18,001,713     24,490,750     24,490,750      6,489,037
     3.1
     3.2
     3.3
     3.4
     3.5
     3.6
     3.7
     3.8
     3.9
    3.10
    3.11
    3.12
    3.13
    3.14
    3.15
    3.16
    3.17
    3.18
    3.19
    3.20
    3.21
    3.22
    3.23
    3.24
    3.25
    3.26
    3.27
    3.28
    3.29
    3.30
    3.31
    3.32
    3.33
    3.34
    3.35
    3.36
       7                                     14,501,081     12,208,220     24,845,982     10,344,901         90,488
     7.1                                      9,181,376      6,871,376     15,181,999      6,000,623
     7.2                                      4,081,215      3,146,957      7,474,096      3,392,881         42,863
     7.3                                      1,238,490      2,189,887      2,189,887        951,397         47,625
       8    32,804,400   T-12 8/31/2006      41,212,490     85,856,000    126,986,000     85,773,510      5,079,440
       6     6,971,697   12/31/2006          25,532,683     33,270,622     33,692,495      8,159,812        279,750
      10     7,541,711   12/31/2006           8,205,531      8,205,531     13,742,125      5,536,594
      11    59,371,431   T-12 8/31/2006      65,918,997    120,404,621    115,016,535     49,097,538        471,480      2,138,674
      14     6,672,601   12/31/2006           6,533,164      6,824,108      9,422,698      2,889,534        120,916        353,767
      15     3,261,059   T-12 11/30/2006      3,172,807      4,710,423      4,967,154      1,794,347         68,500
      17     3,366,819   12/31/2006           4,130,970      4,347,583      6,557,276      2,426,306         29,550        196,393
      18     3,060,096   T-12 11/30/2006      3,054,411      4,455,618      4,669,652      1,615,241         56,500
      21     2,863,050   12/31/2006           2,401,437      3,550,695      4,705,144      2,303,707         27,050
      22     1,437,903   12/31/2006           3,342,857      3,483,593      4,788,805      1,445,948         42,458        158,810
      23     2,137,222   12/31/2006           2,240,156      2,542,439      2,979,551        739,395         36,000
      24    37,446,508   T-12 9/30/2006      41,115,925    116,585,479    116,585,479     75,469,555      1,105,575
    24.1     4,949,524   T-12 9/30/2006       5,081,464      9,655,201      9,655,201      4,573,737         91,685
    24.2     3,155,606   T-12 9/30/2006       3,975,530     12,454,341     12,454,341      8,478,811         45,603
    24.3     3,280,928   T-12 9/30/2006       3,363,701      6,389,254      6,389,254      3,025,554         60,376
    24.4     2,765,486   T-12 9/30/2006       3,363,155     10,996,308     10,996,308      7,633,153         48,976
    24.5     2,803,472   T-12 9/30/2006       2,812,801      6,003,360      6,003,360      3,190,560         32,989
    24.6     2,548,935   T-12 9/30/2006       2,181,244      4,156,387      4,156,387      1,975,143         50,838
    24.7     2,220,892   T-12 9/30/2006       2,217,251      5,647,211      5,647,211      3,429,960         50,769
    24.8     2,128,753   T-12 9/30/2006       2,139,230      6,074,977      6,074,977      3,935,747         54,535
    24.9     1,664,473   T-12 9/30/2006       1,832,432      5,443,911      5,443,911      3,611,479        115,442
   24.10       218,243   T-12 9/30/2006       2,645,810     16,448,751     16,448,751     13,802,942         86,880
   24.11     1,747,047   T-12 9/30/2006       1,668,339      2,365,530      2,365,530        697,191         25,631
   24.12     1,740,461   T-12 9/30/2006       1,467,550      3,243,941      3,243,941      1,776,391         38,012
   24.13     1,179,321   T-12 9/30/2006       1,445,488      2,827,338      2,827,338      1,381,850         92,348
   24.14     1,352,782   T-12 9/30/2006       1,450,820      4,470,827      4,470,827      3,020,007         65,980
   24.15     1,154,472   T-12 9/30/2006       1,210,851      3,727,253      3,727,253      2,516,402         33,837
   24.16       938,400   T-12 9/30/2006       1,087,716      2,891,440      2,891,440      1,803,724         23,766
   24.17       930,799   T-12 9/30/2006         978,546      3,087,682      3,087,682      2,109,136         22,456
   24.18     1,279,483   T-12 9/30/2006         763,636      3,696,335      3,696,335      2,932,699         52,437
   24.19       698,519   T-12 9/30/2006         921,826      5,841,657      5,841,657      4,919,831         80,204
   24.20       688,912   T-12 9/30/2006         508,533      1,163,773      1,163,773        655,240         32,812
      27                                      2,241,481      4,209,875      5,280,428      3,038,947          4,481          8,963
      29     2,358,014   Ann. 1/31/2007       2,192,624      3,550,569      3,689,145      1,496,521         62,800
      37     1,435,752   12/31/2006           1,419,956      2,455,742      2,560,004      1,140,048         68,800
      38       923,219   12/31/2006           1,614,425      1,648,893      2,042,546        428,121         17,298         57,660
      39     1,549,787   12/31/2006           1,530,018      1,922,792      2,042,482        512,464         41,500
      42     1,518,485   T-12 11/30/2006      1,398,591      1,784,172      2,043,808        645,217         12,438         74,678
      46     1,045,247   12/31/2006           1,124,756      2,231,748      2,336,555      1,211,799         51,200
      60     1,059,226   12/31/2006             903,355      1,268,079      1,599,841        696,486          7,350
      65     1,277,324   12/31/2006           1,154,964      1,228,081      1,418,138        263,174         15,000        198,720
      68       970,968   12/31/2006           1,014,212      1,524,752      1,535,806        521,594         23,063         80,869
    68.1       473,719   12/31/2006             484,110        717,382        717,382        233,272         13,005         44,802
    68.2       497,249   12/31/2006             530,102        807,370        818,424        288,322         10,058         36,067
      85       766,809   12/31/2006             920,662      1,784,482      1,867,247        946,585         27,470        119,090
     104     1,287,015   12/31/2006             945,279      2,498,050      4,169,780      3,224,501        166,791
     111       405,503   Ann. 10/31/2006        635,494        830,110      1,021,894        386,400          5,181         19,429
     124       656,919   Ann. 2/2/2007          640,942      1,256,951      1,302,362        661,420         20,514        102,568
     128       514,758   12/31/2006             510,789        541,219        610,139         99,350          1,149          8,619
     140       728,524   12/31/2006             626,489      1,851,452      1,872,663      1,246,174         74,907
     160       512,589   12/31/2006             398,949        673,244        689,928        290,979          8,928         44,640
     180       284,090   12/31/2006             298,154        497,686        550,691        252,537         16,450
     186                                        251,805        298,807        307,664         55,859          1,000          5,000
     190       149,150   12/31/2006             225,399        170,270        256,670         31,271          2,336          2,500


           Underwritten                                                                         Lease
Loan No.   Net Cash Flow ($)   Largest Tenant                                         SF        Expiration
--------   -----------------   ----------------------------------------------------   -------   ----------
       3          18,001,713
     3.1
     3.2
     3.3
     3.4
     3.5
     3.6
     3.7
     3.8
     3.9
    3.10
    3.11
    3.12
    3.13
    3.14
    3.15
    3.16
    3.17
    3.18
    3.19
    3.20
    3.21
    3.22
    3.23
    3.24
    3.25
    3.26
    3.27
    3.28
    3.29
    3.30
    3.31
    3.32
    3.33
    3.34
    3.35
    3.36
       7          14,410,593
     7.1           9,181,376   JPMorgan Chase Bank, N.A.                              723,922   9/30/2021
     7.2           4,038,352   JPMorgan Chase Bank, N.A.                              428,629   9/30/2021
     7.3           1,190,865
       8          36,133,050
       6          25,252,933
      10           8,205,531   Wellpoint Heath Networks, Inc.                         448,072   12/31/2019
      11          63,308,844   Macy's                                                 276,581   8/1/2015
      14           6,058,481   Wal-Mart                                               206,408   3/31/2023
      15           3,104,307
      17           3,905,027   Presbyterian Plano Center for Diagnostics and Surgey    67,761   1/31/2025
      18           2,997,911
      21           2,374,387
      22           3,141,589   Bed Bath & Beyond                                       28,000   1/31/2016
      23           2,204,156
      24          40,010,350
    24.1           4,989,779
    24.2           3,929,927
    24.3           3,303,325
    24.4           3,314,179
    24.5           2,779,812
    24.6           2,130,406
    24.7           2,166,482
    24.8           2,084,695
    24.9           1,716,990
   24.10           2,558,930
   24.11           1,642,708
   24.12           1,429,538
   24.13           1,353,140
   24.14           1,384,840
   24.15           1,177,014
   24.16           1,063,950
   24.17             956,090
   24.18             711,199
   24.19             841,622
   24.20             475,721
      27           2,228,037   Spotlight Times Square, LLC                             22,809   4/30/2017
      29           2,129,824
      37           1,351,156
      38           1,539,467   King Ranch Markets                                      43,130   12/31/2022
      39           1,488,518
      42           1,311,475   Herzog Cowen Entertainment, Inc.                        12,147   5/31/2011
      46           1,073,556
      60             896,005
      65             941,244   HSBC Finance Corp.                                     100,000   11/30/2010
      68             910,279
    68.1             426,303   Urology Group of NM                                      5,869   1/31/2010
    68.2             483,977   Gruet Grill                                              4,461   8/31/2010
      85             774,102   Alliance Residential Management                         22,712   4/30/2012
     104             778,488
     111             610,884   Center for English                                       8,850   2/21/2008
     124             517,860   Charm Net                                                7,583   3/31/2008
     128             501,021   Ritz Carlton                                             3,816   11/30/2011
     140             551,582
     160             345,381   Eagle Information Mapping                                6,368   11/30/2008
     180             281,704
     186             245,805   The Children's Place                                     3,500   6/30/2016
     190             220,563   LA National                                              2,500   1/31/2012


                                                                         Lease
Loan No.   2nd Largest Tenant                                  SF        Expiration   3rd Largest Tenant
--------   -------------------------------------------------   -------   ----------   -----------------------------
       3
     3.1
     3.2
     3.3
     3.4
     3.5
     3.6
     3.7
     3.8
     3.9
    3.10
    3.11
    3.12
    3.13
    3.14
    3.15
    3.16
    3.17
    3.18
    3.19
    3.20
    3.21
    3.22
    3.23
    3.24
    3.25
    3.26
    3.27
    3.28
    3.29
    3.30
    3.31
    3.32
    3.33
    3.34
    3.35
    3.36
       7
     7.1
     7.2
     7.3
       8
       6
      10
      11   Bloomingdales                                       218,887   8/31/2012    Nordstrom
      14   Value City Dept. Store                              102,789   1/31/2010    Hobby Lobby
      15
      17   Texas Back Institute Physicians, P.A.                44,086   2/28/2015    Cambridge Holdings
      18
      21
      22   TJ Maxx                                              28,000   10/31/2016   DSW
      23
      24
    24.1
    24.2
    24.3
    24.4
    24.5
    24.6
    24.7
    24.8
    24.9
   24.10
   24.11
   24.12
   24.13
   24.14
   24.15
   24.16
   24.17
   24.18
   24.19
   24.20
      27   Sbarro's                                              7,066   7/31/2009
      29
      37
      38   Auto Zone                                             6,000   4/30/2010    Alliance Laundry Systems, LLC
      39
      42   Stephen L. Hewitt (Law offices of Hewitt & Prout)     7,793   2/13/2010    Pixel Blues, Inc.
      46
      60
      65
      68
    68.1   Hurley, Toevs, Styles, Hamblin & Pante                5,546   10/31/2007   Thomas Smidt
    68.2   Rio Grande Portland, Inc.                             4,107   3/31/2009    Alliance Home Health Care
      85   American Diabetes                                     4,303   7/31/2009    Republic of Columbia
     104
     111   Union Fidelity                                        7,900   11/30/2007   Integrative Thermal Imaging
     124   Bennett & Albright, PA                                5,952   6/30/2010    International Social Service
     128   Club Chelsea                                          1,930   10/31/2007
     140
     160   Nami Resources                                        6,249   9/30/2008    Klentzman, Knight & Hodgeson
     180
     186   Gamestop                                              1,500   9/30/2013
     190   La Casa Discount                                      2,500   12/31/2011


                                                                 Upfront        Monthly
                     Lease        Occupancy         Occupancy    Replacement    Replacement    Upfront     Monthly     Monthly Tax
Loan No.   SF        Expiration   Rate (12) (13)    As-of Date   Reserves ($)   Reserves ($)   TI/LC ($)   TI/LC ($)   Escrow ($)
--------   -------   ----------   --------------    ----------   ------------   ------------   ---------   ---------   -----------
       3                                    96.9%   1/1/2007                                                               123,591
     3.1                                    93.9%   1/1/2007
     3.2                                    98.4%   1/1/2007
     3.3                                   100.0%   1/1/2007
     3.4                                    94.0%   1/1/2007
     3.5                                    97.6%   1/1/2007
     3.6                                    95.3%   1/1/2007
     3.7                                    98.1%   1/1/2007
     3.8                                    98.2%   1/1/2007
     3.9                                    94.7%   1/1/2007
    3.10                                    98.0%   1/1/2007
    3.11                                    97.4%   1/1/2007
    3.12                                   100.0%   1/1/2007
    3.13                                    97.6%   1/1/2007
    3.14                                    82.1%   1/1/2007
    3.15                                    95.8%   1/1/2007
    3.16                                   100.0%   1/1/2007
    3.17                                   100.0%   1/1/2007
    3.18                                    95.8%   1/1/2007
    3.19                                   100.0%   1/1/2007
    3.20                                    97.0%   1/1/2007
    3.21                                   100.0%   1/1/2007
    3.22                                   100.0%   1/1/2007
    3.23                                   100.0%   1/1/2007
    3.24                                    88.0%   1/1/2007
    3.25                                   100.0%   1/1/2007
    3.26                                   100.0%   1/1/2007
    3.27                                   100.0%   1/1/2007
    3.28                                    90.0%   1/1/2007
    3.29                                   100.0%   1/1/2007
    3.30                                   100.0%   1/1/2007
    3.31                                    90.0%   1/1/2007
    3.32                                   100.0%   1/1/2007
    3.33                                   100.0%   1/1/2007
    3.34                                   100.0%   1/1/2007
    3.35                                   100.0%   1/1/2007
    3.36                                   100.0%   1/1/2007
       7                                   100.0%   4/1/2007                           1,200                                28,971
     7.1                                   100.0%   4/1/2007
     7.2                                   100.0%   4/1/2007
     7.3                                   100.0%   4/1/2007
       8                                    85.3%   8/31/2006
       6                                    76.0%   1/31/2007                                                               78,065
      10                                   100.0%   4/1/2007
      11   210,664   8/6/2022               94.0%   11/2/2006
      14    60,000   8/31/2014              99.1%   3/7/2007
      15                                    90.9%   1/3/2007                                                                64,254
      17    22,222   5/31/2012              96.8%   4/1/2007                           2,463     890,000      16,417        67,564
      18                                    94.2%   1/3/2007                                                                62,305
      21                                   100.0%   2/23/2007                                                               32,377
      22    26,069   10/31/2020             69.8%   3/5/2007
      23                                    96.5%   2/14/2007                                                               25,880
      24                                    78.4%   Various
    24.1                                    83.6%   10/10/2006
    24.2                                    79.7%   11/6/2006
    24.3                                    89.8%   10/1/2006
    24.4                                    90.6%   10/9/2006
    24.5                                    92.3%   10/1/2006
    24.6                                    83.8%   10/1/2006
    24.7                                    81.9%   10/1/2006
    24.8                                    91.6%   10/1/2006
    24.9                                    41.0%   12/3/2006
   24.10                                    80.3%   10/1/2006
   24.11                                    50.2%   10/18/2006
   24.12                                    89.7%   10/1/2006
   24.13                                    40.5%   10/9/2006
   24.14                                    53.1%   10/16/2006
   24.15                                    87.1%   10/1/2006
   24.16                                    83.6%   10/1/2006
   24.17                                    93.2%   10/10/2006
   24.18                                    90.0%   10/3/2006
   24.19                                    45.3%   9/27/2006
   24.20                                    31.3%   10/1/2006
      27                                   100.0%   3/27/2007                            375                   2,490
      29                                    93.3%   3/8/2007                           5,234                                17,341
      37                                    90.1%   3/16/2007         600,000          5,734                                15,135
      38     4,383   1/31/2014              97.9%   2/21/2007                            911                   4,806         8,796
      39                                    97.0%   3/7/2007                           3,459                                 9,914
      42     6,029   6/30/2008              93.4%   12/31/2006                           915     225,000                    19,902
      46                                    93.8%   3/1/2007                           4,267                                39,898
      60                                   100.0%   2/23/2007                                                               13,163
      65                                   100.0%   4/1/2007                           1,250
      68                                    89.2%   2/12/2007                          1,922                   6,727         8,337
    68.1     3,795   7/31/2007              85.0%   2/12/2007
    68.2     3,670   10/31/2009             94.7%   2/12/2007
      85     3,985   8/31/2011              86.0%   3/5/2007                           2,338      85,000       9,925        23,599
     104                                    62.0%   2/26/2007                         13,900                                 4,325
     111     4,250   5/31/2012              94.6%   3/18/2007                            432     250,000                     9,011
     124     5,856   3/31/2012              87.5%   3/22/2007                          1,710                   8,548         7,599
     128                                   100.0%   1/1/2007
     140                                    71.7%   12/31/2006                         6,316                                 7,838
     160     3,801   11/30/2007             97.4%   3/7/2007                             747     200,000       3,731         5,846
     180                                    93.6%   1/22/2007                          1,371                                 1,094
     186                                   100.0%   3/22/2007                             84                     417         3,545
     190                                   100.0%   12/31/2006                           196                                 1,381


                               Upfront
           Monthly Insurance   Engineering   Other
Loan No.   Escrow ($)          Reserve ($)   Reserves ($)
--------   -----------------   -----------   ----------------------------------
       3              37,295                                         38,000,000
     3.1
     3.2
     3.3
     3.4
     3.5
     3.6
     3.7
     3.8
     3.9
    3.10
    3.11
    3.12
    3.13
    3.14
    3.15
    3.16
    3.17
    3.18
    3.19
    3.20
    3.21
    3.22
    3.23
    3.24
    3.25
    3.26
    3.27
    3.28
    3.29
    3.30
    3.31
    3.32
    3.33
    3.34
    3.35
    3.36
       7               3,750
     7.1
     7.2
     7.3
       8
       6              31,423                                         61,327,949
      10
      11                            25,000
      14
      15               5,381
      17               3,634                                             22,729
      18               5,094
      21               1,886
      22                                                              1,000,000
      23               6,011
      24
    24.1
    24.2
    24.3
    24.4
    24.5
    24.6
    24.7
    24.8
    24.9
   24.10
   24.11
   24.12
   24.13
   24.14
   24.15
   24.16
   24.17
   24.18
   24.19
   24.20
      27               2,394         1,875
      29              12,931
      37               5,435                                            500,000
      38               1,260       400,000                              300,000
      39               5,717        17,250
      42               1,397        97,500                               43,137
      46               4,248        27,813
      60               1,482
      65
      68               3,963        59,345                              730,000
    68.1
    68.2
      85               3,307        19,375                                9,125
     104               4,016        67,500   75,000 (Upfront); 21,429 (Monthly)
     111                 762         9,375
     124               1,785        58,500                              329,116
     128
     140               1,191                 185,155 (Upfront); 2,645 (Monthly)
     160               6,257
     180               1,507        15,625                               76,000
     186                                                                 11,000
     190                                                                150,000


Loan No.   Description Other Reserves
--------   -------------------------------------------------------------------------------------------------------------------------
       3   Collateral Reserve
     3.1
     3.2
     3.3
     3.4
     3.5
     3.6
     3.7
     3.8
     3.9
    3.10
    3.11
    3.12
    3.13
    3.14
    3.15
    3.16
    3.17
    3.18
    3.19
    3.20
    3.21
    3.22
    3.23
    3.24
    3.25
    3.26
    3.27
    3.28
    3.29
    3.30
    3.31
    3.32
    3.33
    3.34
    3.35
    3.36
       7
     7.1
     7.2
     7.3
       8
       6   Capital Expenditures Reserve ($34,980,000); Interest Reserve ($26,300,000); Environmental Reserve ($47,949)
      10   Interest Reserve (monthly from period 49 through 105 - see amort schedule)
      11
      14
      15
      17   Ground Rent Reserve ($22,728.50 / month)
      18
      21
      22   Debt Service Reserve
      23
      24
    24.1
    24.2
    24.3
    24.4
    24.5
    24.6
    24.7
    24.8
    24.9
   24.10
   24.11
   24.12
   24.13
   24.14
   24.15
   24.16
   24.17
   24.18
   24.19
   24.20
      27
      29
      37   Earnout Holdback
      38   PetSmart Reserve
      39
      42   MCG Tenant Improvement Reserve ($32,380); MCG Rent Reserve ($10,757)
      46
      60
      65
      68   Earnout Holdback
    68.1
    68.2
      85   Lone Star Reserve ($7,625); Ronald Martin Reserve ($1,500)
     104   Seasonality Reserve (Monthly collected July through October and December through March)
     111
     124   Occupancy Holdback ($225,000); ISS Rent Reserve ($104,116)
     128
     140   Debt Service Reserve ($179,865.16); Seasonality Reserve Upfront ($5,290), Seasonality Reserve Monthly ($2,645)
     160
     180   Seasonality Reserve
     186   Gamestop Reserve
     190   Retail Tenant Reserves


                              Environmental
           Letter of          Report          Engineering   Appraisal
Loan No.   Credit             Date            Report Date   As-of Date
--------   ----------------   -------------   -----------   ----------
       3                      Various         Various       3/14/2007
     3.1                      3/22/2007       3/16/2007     3/14/2007
     3.2                      2/28/2007       3/16/2007     3/14/2007
     3.3                      3/16/2007       3/16/2007     3/14/2007
     3.4                      3/22/2007       3/16/2007     3/14/2007
     3.5                      3/22/2007       3/16/2007     3/14/2007
     3.6                      3/22/2007       3/2/2007      3/14/2007
     3.7                      3/22/2007       3/16/2007     3/14/2007
     3.8                      3/22/2007       3/16/2007     3/14/2007
     3.9                      3/22/2007       3/16/2007     3/14/2007
    3.10                      3/16/2007       3/16/2007     3/14/2007
    3.11                      3/22/2007       3/16/2007     3/14/2007
    3.12                      3/16/2007       3/16/2007     3/14/2007
    3.13                      3/16/2007       3/16/2007     3/14/2007
    3.14                      3/22/2007       3/16/2007     3/14/2007
    3.15                      3/22/2007       3/2/2007      3/14/2007
    3.16                      2/28/2007       3/16/2007     3/14/2007
    3.17                      3/16/2007       3/16/2007     3/14/2007
    3.18                      3/16/2007       3/16/2007     3/14/2007
    3.19                      3/16/2007       3/16/2007     3/14/2007
    3.20                      3/22/2007       3/2/2007      3/14/2007
    3.21                      3/16/2007       3/16/2007     3/14/2007
    3.22                      3/22/2007       3/16/2007     3/14/2007
    3.23                      3/16/2007       3/16/2007     3/14/2007
    3.24                      3/22/2007       3/16/2007     3/14/2007
    3.25                      3/22/2007       3/16/2007     3/14/2007
    3.26                      3/16/2007       3/2/2007      3/14/2007
    3.27                      3/16/2007       3/2/2007      3/14/2007
    3.28                      3/16/2007       3/16/2007     3/14/2007
    3.29                      3/16/2007       3/16/2007     3/14/2007
    3.30                      2/28/2007       3/16/2007     3/14/2007
    3.31                      3/22/2007       3/2/2007      3/14/2007
    3.32                      3/16/2007       3/16/2007     3/14/2007
    3.33                      3/16/2007       3/16/2007     3/14/2007
    3.34                      3/22/2007       3/21/2007     3/14/2007
    3.35                      3/22/2007       3/16/2007     3/14/2007
    3.36                      3/16/2007       3/16/2007     3/14/2007
       7                      2/13/2007       2/13/2007     Various
     7.1                      2/13/2007       2/13/2007     2/22/2007
     7.2                      2/13/2007       2/13/2007     2/20/2007
     7.3                      2/13/2007       2/13/2007     2/22/2007
       8                      12/29/2006      11/9/2006     12/1/2006
       6                      2/14/2007       2/13/2007     2/8/2007
      10                      2/8/2007        2/7/2007      2/8/2007
      11                      11/1/2006       9/29/2006     9/12/2006
      14                      1/9/2007        1/9/2007      1/12/2007
      15                      10/30/2006      10/30/2006    10/17/2006
      17                      8/31/2006       8/25/2006     9/25/2007
      18                      10/30/2006      10/30/2006    10/17/2006
      21                      10/31/2006      10/30/2006    10/24/2006
      22   Yes ($1,000,000)   1/5/2007        1/9/2007      1/12/2007
      23                      1/25/2007       1/25/2007     1/23/2007
      24                      Various         Various       Various
    24.1                      10/6/2006       10/6/2006     10/10/2006
    24.2                      11/10/2006      11/10/2006    11/6/2006
    24.3                      10/6/2006       10/6/2006     10/1/2006
    24.4                      10/6/2006       10/6/2006     10/9/2006
    24.5                      10/6/2006       10/6/2006     10/1/2006
    24.6                      10/6/2006       10/6/2006     10/1/2006
    24.7                      10/6/2006       10/6/2006     10/1/2006
    24.8                      10/6/2006       10/6/2006     10/1/2006
    24.9                      12/5/2006       12/6/2006     12/3/2006
   24.10                      10/6/2006       10/6/2006     10/1/2006
   24.11                      10/6/2006       10/6/2006     10/18/2006
   24.12                      10/6/2006       10/6/2006     10/1/2006
   24.13                      10/6/2006       10/6/2006     10/9/2006
   24.14                      10/6/2006       10/6/2006     10/16/2006
   24.15                      10/6/2006       10/6/2006     10/1/2006
   24.16                      12/5/2006       10/6/2006     10/1/2006
   24.17                      10/6/2006       10/6/2006     10/10/2006
   24.18                      10/18/2006      10/6/2006     10/3/2006
   24.19                      10/6/2006       10/6/2006     9/27/2006
   24.20                      10/6/2006       10/6/2006     10/1/2006
      27                      3/20/2007       3/20/2007     3/13/2007
      29                      1/26/2007       1/26/2007     2/1/2007
      37                      3/21/2007       3/9/2007      2/23/2007
      38                      3/2/2007        3/2/2007      6/5/2008
      39                      3/20/2007       3/16/2007     3/14/2007
      42                      1/23/2007       3/8/2007      3/6/2007
      46                      2/13/2007       2/14/2007     2/21/2007
      60                      1/15/2007       1/17/2007     1/12/2007
      65                      2/28/2007       2/28/2007     2/10/2007
      68   Yes ($730,000)     1/19/2007       1/19/2007     1/25/2007
    68.1                      1/19/2007       1/19/2007     1/25/2007
    68.2                      1/19/2007       1/19/2007     1/25/2007
      85                      12/31/2006      1/2/2007      2/28/2007
     104                      2/6/2007        2/8/2007      1/1/2007
     111                      3/8/2007        1/11/2007     7/1/2007
     124                      1/15/2007       1/12/2007     1/11/2007
     128                      1/10/2007       1/11/2007     1/8/2007
     140                      9/1/2006        9/6/2006      9/1/2006
     160                      1/10/2007       1/12/2007     1/3/2007
     180                      12/6/2006       12/6/2006     12/8/2006
     186                      1/12/2007       1/12/2007     1/1/2007
     190                      2/21/2007       2/21/2007     2/13/2007


Loan No.   Sponsor (14)
--------   ---------------------------------------------------------------------------------------------
       3   Wiener, Joel; The Praedium Fund VI, L.P.
     3.1
     3.2
     3.3
     3.4
     3.5
     3.6
     3.7
     3.8
     3.9
    3.10
    3.11
    3.12
    3.13
    3.14
    3.15
    3.16
    3.17
    3.18
    3.19
    3.20
    3.21
    3.22
    3.23
    3.24
    3.25
    3.26
    3.27
    3.28
    3.29
    3.30
    3.31
    3.32
    3.33
    3.34
    3.35
    3.36
       7   Crystal River Capital, Inc.
     7.1
     7.2
     7.3
       8   MSD Capital, L.P.
       6   Stellar Management
      10   Lerner, Abraham I.; Ellis, Christoper J.B.
      11   Triple Five National Development Corporation
      14   Jubilee Limited Partnership
      15   Goodman, John A.; Barbaccia, Cyril G.; Barbaccia, Lena M.; Marasco, Joseph
      17   Cambridge Holdings Incorporated
      18   Goodman, John A.; Barbaccia, Cyril G.; Barbaccia, Lena M.; Marasco, Joseph
      21   Goodman, John A.; Barbaccia, Cyril G.; Barbaccia, Lena M.; Marasco, Joseph
      22   Jubilee Limited Partnership; Kimco Realty Corp.; Kite South Bend, LLC
      23   Deduvkaj, Gjelosh; Deduvkaj, Maruka
      24   Americold Realty Trust
    24.1
    24.2
    24.3
    24.4
    24.5
    24.6
    24.7
    24.8
    24.9
   24.10
   24.11
   24.12
   24.13
   24.14
   24.15
   24.16
   24.17
   24.18
   24.19
   24.20
      27   SL Green Realty Corp.
      29   Hanks, Nathan W.
      37   Freeman, Chaim; Mermelstein, Marvin
      38   Pashaie, Michael
      39   Beyman, Ezra
      42   Schroth, Bradley W.
      46   Hartunian, Steve
      60   Goodman, John A.; Barbaccia, Cyril G.; Barbaccia, Lena M.; Marasco, Joseph
      65   Macklin, Richard E.
      68   Williams, Nat; Freeman, Rodney
    68.1
    68.2
      85   Adler, Uri; Maryles, Ari; Nagel, Joshua; Polatsek, Jacob S.; Ray, Jordan; Weingarten, Hershie
     104   Kerr, Jon
     111   Renda, Anthony
     124   Naing, Richard
     128   Nelson, Linden D.
     140   Kalabat, Jamal; Kalabat, Salam
     160   Bresler & Reiner, Inc.
     180   Nielsen, Rawley; Herrmann, Simon
     186   Cohen, Morris; Cheney, Nat; Jemal, Ruth; Jemal, Abraham Alan; Jemal, Samuel Steven
     190   Khadeida, Albert


GE COMMERCIAL MORTGAGE CORPORATION, SERIES 2007-C1

ANNEX A-2 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED
PROPERTIES


           Detailed                             % of                         % of Applicable                 Mortgage
           Property                             Initial Pool    Loan Group   Loan Group         # of         Loan
Loan No.   Name                                 Balance         One or Two   Balance            Properties   Seller(2)
--------   ----------------------------------   ------------    ----------   ---------------    ----------   ---------
       3   Manhattan Apartment Portfolio                5.16%            2             19.40%           36   GACC
     3.1   635 Riverside Drive                          0.31%            2              1.18%            1   GACC
     3.2   120 West 105th Street                        0.27%            2              1.03%            1   GACC
     3.3   894 Riverside Drive                          0.26%            2              0.97%            1   GACC
     3.4   350 Manhattan Avenue                         0.25%            2              0.94%            1   GACC
     3.5   10-16 Manhattan Avenue                       0.23%            2              0.86%            1   GACC
     3.6   605 West 156th Street                        0.22%            2              0.83%            1   GACC
     3.7   35 Saint Nicholas Terrace                    0.21%            2              0.81%            1   GACC
     3.8   25-29 Saint Nicholas Terrace                 0.21%            2              0.78%            1   GACC
     3.9   400-408 West 128th Street                    0.21%            2              0.78%            1   GACC
    3.10   165-167 & 169-171 Manhattan Avenue           0.21%            2              0.78%            1   GACC
    3.11   634 West 135th Street                        0.18%            2              0.69%            1   GACC
    3.12   15 West 107th Street                         0.18%            2              0.67%            1   GACC
    3.13   520 West 139th Street                        0.17%            2              0.64%            1   GACC
    3.14   291 Edgecombe Avenue                         0.16%            2              0.61%            1   GACC
    3.15   312 West 114th Street                        0.16%            2              0.59%            1   GACC
    3.16   106 West 105th Street                        0.15%            2              0.57%            1   GACC
    3.17   4-6 West 108th Street                        0.14%            2              0.53%            1   GACC
    3.18   8-10 West 108th Street                       0.14%            2              0.53%            1   GACC
    3.19   7-9 West 108th Street                        0.14%            2              0.51%            1   GACC
    3.20   625 West 156th Street                        0.13%            2              0.49%            1   GACC
    3.21   3-5 West 108th Street                        0.11%            2              0.42%            1   GACC
    3.22   5 West 101st Street                          0.11%            2              0.41%            1   GACC
    3.23   63 West 107th Street                         0.11%            2              0.40%            1   GACC
    3.24   287 Edgecombe Avenue                         0.10%            2              0.37%            1   GACC
    3.25   21 West 106th Street                         0.09%            2              0.35%            1   GACC
    3.26   203 West 108th Street                        0.09%            2              0.33%            1   GACC
    3.27   216 West 108th Street                        0.08%            2              0.31%            1   GACC
    3.28   65 West 107th Street                         0.08%            2              0.30%            1   GACC
    3.29   67 West 107th Street                         0.07%            2              0.27%            1   GACC
    3.30   109 West 105th Street                        0.07%            2              0.27%            1   GACC
    3.31   302 West 114th Street                        0.07%            2              0.26%            1   GACC
    3.32   123 West 106th Street                        0.06%            2              0.21%            1   GACC
    3.33   125 West 106th Street                        0.06%            2              0.21%            1   GACC
    3.34   61-63 West 104th Street                      0.05%            2              0.17%            1   GACC
    3.35   627 West 113th Street                        0.04%            2              0.17%            1   GACC
    3.36   127 West 106th Street                        0.04%            2              0.14%            1   GACC
       6   The Enclave                                  3.79%            2             14.26%            1   GACC
      15   Palma Sorrento Apartments                    1.44%            2              5.42%            1   GACC
      18   Villa Veneto Apartments                      1.37%            2              5.14%            1   GACC
      20   Piero Apartments                             1.02%            2              3.84%            1   BofA
      21   Magic Sands Mobile Home Park                 0.97%            2              3.66%            1   GACC
      23   1865 Burnett Street                          0.78%            1              1.07%            1   GACC
      29   Island Park                                  0.62%            2              2.33%            1   GACC
      30   Oakridge Apartments                          0.59%            2              2.21%            1   BCRE
      36   Orchard Heights                              0.54%            2              2.03%            1   BCRE
      37   Mirabella                                    0.51%            2              1.93%            1   GACC
      39   Deerfield Luxury Townhomes                   0.50%            2              1.88%            1   GACC
      43   Westchester Portfolio                        0.42%            2              1.60%            3   BCRE
    43.1   Westchester Village                          0.20%            2              0.74%            1   BCRE
    43.2   Westchester Square                           0.16%            2              0.61%            1   BCRE
    43.3   Washington Manor                             0.07%            2              0.25%            1   BCRE
      46   Mansions at Round Rock                       0.42%            2              1.57%            1   GACC
      47   Arbor Station                                0.41%            2              1.56%            1   BCRE
      53   Ranch at City Park                           0.39%            2              1.46%            1   BofA
      55   Rolling Hills Place                          0.37%            2              1.40%            1   BofA
      57   Walden Providence                            0.37%            2              1.37%            1   GECC
      58   Bravo Estates                                0.36%            2              1.35%            1   GECC
      60   Villa Teresa Mobile Home Park                0.35%            2              1.33%            1   GACC
Rollup     Juniper Portfolio                            0.35%            2              1.32%            2   GECC
      62   Juniper Portfolio-Cumberland                 0.24%            2              0.91%            1   GECC
      63   Juniper Portfolio-Lakehurst                  0.11%            2              0.41%            1   GECC
      64   The Farrington                               0.34%            2              1.28%            1   BofA
      66   River Park Apartments                        0.32%            2              1.21%            1   BCRE
      70   Stratford Village Apartments                 0.30%            2              1.14%            1   BCRE
      71   The Pointe at Wimbledon                      0.30%            2              1.14%            1   GECC
      72   Rialto I & II MHCs                           0.30%            2              1.13%            1   GECC
      73   Highlands MHC                                0.30%            2              1.12%            1   GECC
      74   Harbour Run Apartments                       0.28%            2              1.06%            1   BCRE
      80   1111 High Road                               0.26%            2              0.99%            1   GECC
      81   Thurms Estates MHP                           0.26%            2              0.99%            1   BCRE
      82   Tri Park Portfolio                           0.26%            2              0.98%            3   GECC
    82.1   Flat Rock Village                            0.15%            2              0.57%            1   GECC
    82.2   Spring Valley Estates                        0.06%            2              0.21%            1   GECC
    82.3   Voyager Village                              0.05%            2              0.20%            1   GECC
      91   Garden Gate Apartments                       0.24%            2              0.89%            1   GECC
      95   Chestnut Court Apartments                    0.23%            2              0.86%            1   BofA
      99   Club Marina MHC                              0.22%            2              0.82%            1   GECC
     105   Ohio MHP Portfolio                           0.19%            2              0.73%            4   BCRE
   105.1   Arrowhead Lake                               0.10%            2              0.36%            1   BCRE
   105.2   Swanton Meadows                              0.04%            2              0.16%            1   BCRE
   105.3   Sylvania Estates                             0.04%            2              0.13%            1   BCRE
   105.4   Grand Rapids                                 0.02%            2              0.07%            1   BCRE
     110   Galloway Apartments                          0.18%            2              0.69%            1   BCRE
     118   Kern MHP                                     0.16%            2              0.61%            1   GECC
     120   Meadowbrook Apartments                       0.16%            2              0.60%            1   GECC
     122   Tamarack East MHC                            0.16%            2              0.59%            1   GECC
     123   Village Glen MHC                             0.16%            2              0.58%            1   GECC
     127   Portland Fairview RV Resort                  0.15%            1              0.20%            1   GECC
     129   Crystal Pointe MHC                           0.14%            2              0.53%            1   GECC
     130   Rivermont Apartments                         0.14%            2              0.53%            1   GECC
     136   Hidden Village MHC                           0.13%            2              0.50%            1   GECC
     137   Park Apartments Phases I & II                0.13%            2              0.50%            1   GECC
     138   Stone Ridge Apartments Phase II              0.13%            2              0.49%            1   BCRE
     144   Indiana MHP Portfolio                        0.12%            2              0.46%            3   BCRE
   144.1   Berkshire Pointe                             0.05%            2              0.18%            1   BCRE
   144.2   Beechwood Pointe                             0.04%            2              0.15%            1   BCRE
   144.3   Amberly Pointe                               0.04%            2              0.14%            1   BCRE
     146   Lost Springs Apartments                      0.12%            2              0.44%            1   GECC
     151   El Monte MHC                                 0.12%            2              0.44%            1   GECC
     157   Hamilton Gardens                             0.11%            2              0.41%            1   BCRE
     163   McNary Oaks MHC                              0.11%            2              0.40%            1   GECC
     166   Indian Woods                                 0.10%            2              0.39%            2   GECC
   166.1   Woodlake                                     0.05%            2              0.20%            1   GECC
   166.2   Indian Village                               0.05%            2              0.19%            1   GECC
     167   Scioto Estates MHC                           0.10%            2              0.39%            1   GECC
     176   Viking Estates MHC                           0.09%            2              0.34%            1   GECC
     179   Holland Gardens Apartments                   0.09%            2              0.33%            1   BCRE
     180   Roman Gardens Apartments                     0.09%            2              0.32%            1   GACC
     182   Briarwood MHC                                0.08%            2              0.29%            1   GECC
     194   Doubletree I Apartments                      0.06%            2              0.22%            1   GECC
     198   Whispering Pines MHC                         0.05%            2              0.19%            1   GECC
     199   Paradise View Apartments                     0.05%            2              0.17%            1   GECC
     200   Mosier Manor                                 0.04%            2              0.17%            1   GECC


           Cut-off           General                Detailed
           Date              Property               Property
Loan No.   Balance ($) (3)   Type                   Type                   Address
--------   ---------------   --------------------   --------------------   ----------------------------------
       3       204,000,000   Multifamily            Conventional           Various
     3.1        12,400,000   Multifamily            Conventional           635 Riverside Drive
     3.2        10,800,000   Multifamily            Conventional           120 West 105th Street
     3.3        10,160,000   Multifamily            Conventional           894 Riverside Drive
     3.4         9,920,000   Multifamily            Conventional           350 Manhattan Avenue
     3.5         9,040,000   Multifamily            Conventional           10-16 Manhattan Avenue
     3.6         8,720,000   Multifamily            Conventional           605 West 156th Street
     3.7         8,480,000   Multifamily            Conventional           35 Saint Nicholas Terrace
     3.8         8,240,000   Multifamily            Conventional           25-29 Saint Nicholas Terrace
     3.9         8,240,000   Multifamily            Conventional           400-408 West 128th Street
    3.10         8,160,000   Multifamily            Conventional           165-167 & 169-171 Manhattan Avenue
    3.11         7,280,000   Multifamily            Conventional           634 West 135th Street
    3.12         7,040,000   Multifamily            Conventional           15 West 107th Street
    3.13         6,720,000   Multifamily            Conventional           520 West 139th Street
    3.14         6,400,000   Multifamily            Conventional           291 Edgecombe Avenue
    3.15         6,160,000   Multifamily            Conventional           312 West 114th Street
    3.16         6,000,000   Multifamily            Conventional           106 West 105th Street
    3.17         5,600,000   Multifamily            Conventional           4-6 West 108th Street
    3.18         5,600,000   Multifamily            Conventional           8-10 West 108th Street
    3.19         5,360,000   Multifamily            Conventional           7-9 West 108th Street
    3.20         5,200,000   Multifamily            Conventional           625 West 156th Street
    3.21         4,400,000   Multifamily            Conventional           3-5 West 108th Street
    3.22         4,320,000   Multifamily            Conventional           5 West 101st Street
    3.23         4,240,000   Multifamily            Conventional           63 West 107th Street
    3.24         3,920,000   Multifamily            Conventional           287 Edgecombe Avenue
    3.25         3,680,000   Multifamily            Conventional           21 West 106th Street
    3.26         3,440,000   Multifamily            Conventional           203 West 108th Street
    3.27         3,280,000   Multifamily            Conventional           216 West 108th Street
    3.28         3,200,000   Multifamily            Conventional           65 West 107th Street
    3.29         2,880,000   Multifamily            Conventional           67 West 107th Street
    3.30         2,800,000   Multifamily            Conventional           109 West 105th Street
    3.31         2,720,000   Multifamily            Conventional           302 West 114th Street
    3.32         2,240,000   Multifamily            Conventional           123 West 106th Street
    3.33         2,240,000   Multifamily            Conventional           125 West 106th Street
    3.34         1,840,000   Multifamily            Conventional           61-63 West 104th Street
    3.35         1,760,000   Multifamily            Conventional           627 West 113th Street
    3.36         1,520,000   Multifamily            Conventional           127 West 106th Street
       6       150,000,000   Multifamily            Conventional           11215 Oak Leaf Drive
      15        57,020,000   Multifamily            Conventional           250 Palm Valley Boulevard
      18        54,070,000   Multifamily            Conventional           350 La Strada Drive
      20        40,400,000   Multifamily            Conventional           616 St. Paul Avenue
      21        38,500,000   Manufactured Housing   Manufactured Housing   165 Blossom Hill Road
      23        31,000,000   Multifamily            Conventional           1865 Burnett Street
      29        24,500,000   Multifamily            Conventional           1105 Island Park Boulevard
      30        23,250,000   Multifamily            Conventional           704 South Chambers Road
      36        21,400,000   Multifamily            Conventional           200 South Linden Avenue
      37        20,300,000   Multifamily            Conventional           2850 East Bonanza Road
      39        19,750,000   Multifamily            Conventional           4122 Meadow Parkway
      43        16,800,000   Multifamily            Conventional           Various
    43.1         7,736,000   Multifamily            Conventional           5413 Aurora Avenue
    43.2         6,384,000   Multifamily            Conventional           5528 Meredith Drive
    43.3         2,680,000   Multifamily            Conventional           3901 Woodland Avenue
      46        16,500,000   Multifamily            Conventional           670 Louis Henna Boulevard
      47        16,400,000   Multifamily            Conventional           2495 Meadow Ridge Lane
      53        15,367,510   Multifamily            Conventional           11900 City Park Central Lane
      55        14,720,000   Multifamily            Conventional           500 Rolling Hills Place
      57        14,455,000   Multifamily            Conventional           6500 Walden Run Circle
      58        14,200,000   Manufactured Housing   Manufactured Housing   4080 Pedely Road
      60        14,030,000   Manufactured Housing   Manufactured Housing   5680 Santa Teresa Boulevard
Rollup          13,880,000   Multifamily            Conventional           Various
      62         9,600,000   Multifamily            Conventional           157 Treetop Drive
      63         4,280,000   Multifamily            Conventional           1000 Riverbank Drive
      64        13,500,000   Multifamily            Conventional           2738 Roosevelt Boulevard
      66        12,700,000   Multifamily            Conventional           3300 River Park Drive
      70        12,000,000   Multifamily            Conventional           2000 London Town Lane
      71        12,000,000   Multifamily            Conventional           1530 Wimbledon Drive
      72        11,850,000   Manufactured Housing   Manufactured Housing   250 North Linden Avenue
      73        11,760,000   Manufactured Housing   Manufactured Housing   7717 Church Avenue
      74        11,200,000   Multifamily            Conventional           5980 Marine Parkway
      80        10,450,000   Multifamily            Student Housing        1111 High Road
      81        10,400,000   Manufactured Housing   Manufactured Housing   703 Fresh Pond Avenue
      82        10,300,000   Manufactured Housing   Manufactured Housing   Various
    82.1         6,000,000   Manufactured Housing   Manufactured Housing   11150 North Telegraph Road
    82.2         2,200,000   Manufactured Housing   Manufactured Housing   1830 State Route 725
    82.3         2,100,000   Manufactured Housing   Manufactured Housing   50 Voyager Boulevard
      91         9,400,000   Multifamily            Conventional           4023 Fontana Drive
      95         9,000,000   Multifamily            Conventional           200 Middlesex Road
      99         8,575,000   Manufactured Housing   Manufactured Housing   55 Pacifica Avenue
     105         7,636,000   Manufactured Housing   Manufactured Housing   Various
   105.1         3,837,263   Manufactured Housing   Manufactured Housing   2170 South Berkey Sourthern Road
   105.2         1,695,177   Manufactured Housing   Manufactured Housing   10487 Country Road 4
   105.3         1,413,931   Manufactured Housing   Manufactured Housing   7924 West Central Avenue
   105.4           689,629   Manufactured Housing   Manufactured Housing   17468 Wapakoneta Road
     110         7,300,000   Multifamily            Conventional           400 South DuPont Highway
     118         6,400,000   Manufactured Housing   Manufactured Housing   8300 Kern Canyon Road
     120         6,302,744   Multifamily            Conventional           1404-1410 Northwest Richmond Beach
     122         6,250,000   Manufactured Housing   Manufactured Housing   2312 South Goldenrod Road
     123         6,150,000   Manufactured Housing   Manufactured Housing   1825 Marywood Road
     127         5,838,989   Manufactured Housing   Manufactured Housing   21401 Northeast Sandy Boulevard
     129         5,600,000   Manufactured Housing   Manufactured Housing   8111 195th Street East
     130         5,540,000   Multifamily            Conventional           2160 North Thompson Lane
     136         5,250,000   Manufactured Housing   Manufactured Housing   3035 66th Avenue North
     137         5,213,842   Multifamily            Conventional           2034 Parkshore Drive
     138         5,184,568   Multifamily            Conventional           7111 Vedder Drive
     144         4,855,367   Manufactured Housing   Manufactured Housing   Various
   144.1         1,885,790   Manufactured Housing   Manufactured Housing   8000 Berkshire Point
   144.2         1,538,978   Manufactured Housing   Manufactured Housing   1303 West York Road
   144.3         1,430,599   Manufactured Housing   Manufactured Housing   1200 Birchtree Lane
     146         4,629,112   Multifamily            Conventional           2900 North 22nd Street
     151         4,584,000   Manufactured Housing   Manufactured Housing   1517 Merced Avenue
     157         4,300,000   Multifamily            Conventional           1310 Nottingham Way
     163         4,186,219   Manufactured Housing   Manufactured Housing   5355 River Road North
     166         4,100,000   Manufactured Housing   Manufactured Housing   Various
   166.1         2,077,578   Manufactured Housing   Manufactured Housing   26250 Cummings Road
   166.2         2,022,422   Manufactured Housing   Manufactured Housing   3850 DeLong Road
     167         4,100,000   Manufactured Housing   Manufactured Housing   3001 Northup Avenue
     176         3,625,000   Manufactured Housing   Manufactured Housing   15401 122nd Avenue Court East
     179         3,480,000   Multifamily            Conventional           13308 Starlite Drive
     180         3,380,000   Multifamily            Student Housing        1060 East 450 North
     182         3,100,000   Manufactured Housing   Manufactured Housing   4950 West Farm Road 156
     194         2,290,192   Multifamily            Conventional           601 West Easy Street
     198         2,040,000   Manufactured Housing   Manufactured Housing   1011 North 34th Avenue
     199         1,802,917   Multifamily            Conventional           2797 Coy Kaylor Drive
     200         1,750,000   Manufactured Housing   Manufactured Housing   1300 3rd Avenue


                                                                      Net               Loan per Net
                                                                      Rentable          Rentable           Occupancy    Occupancy
Loan No.   City                 County           State     Zip Code   Units/Pads/Beds   Unit/Pad/Bed ($)   Rate         As-of Date
--------   ------------------   --------------   -------   --------   ---------------   ----------------   ---------    ----------
       3   New York             New York         NY         Various             1,083            188,366        96.9%   1/1/2007
     3.1   New York             New York         NY           10031                66            187,879        93.9%   1/1/2007
     3.2   New York             New York         NY           10025                61            177,049        98.4%   1/1/2007
     3.3   New York             New York         NY           10032                55            184,727       100.0%   1/1/2007
     3.4   New York             New York         NY           10026                50            198,400        94.0%   1/1/2007
     3.5   New York             New York         NY           10025                40            226,000        97.6%   1/1/2007
     3.6   New York             New York         NY           10032                43            202,791        95.3%   1/1/2007
     3.7   New York             New York         NY           10027                54            157,037        98.1%   1/1/2007
     3.8   New York             New York         NY           10027                54            152,593        98.2%   1/1/2007
     3.9   New York             New York         NY           10027                57            144,561        94.7%   1/1/2007
    3.10   New York             New York         NY           10025                49            166,531        98.0%   1/1/2007
    3.11   New York             New York         NY           10031                39            186,667        97.4%   1/1/2007
    3.12   New York             New York         NY           10025                31            227,097       100.0%   1/1/2007
    3.13   New York             New York         NY           10031                41            163,902        97.6%   1/1/2007
    3.14   New York             New York         NY           10031                28            228,571        82.1%   1/1/2007
    3.15   New York             New York         NY           10026                24            256,667        95.8%   1/1/2007
    3.16   New York             New York         NY           10025                19            315,789       100.0%   1/1/2007
    3.17   New York             New York         NY           10025                24            233,333       100.0%   1/1/2007
    3.18   New York             New York         NY           10025                24            233,333        95.8%   1/1/2007
    3.19   New York             New York         NY           10025                24            223,333       100.0%   1/1/2007
    3.20   New York             New York         NY           10032                33            157,576        97.0%   1/1/2007
    3.21   New York             New York         NY           10025                24            183,333       100.0%   1/1/2007
    3.22   New York             New York         NY           10025                20            216,000       100.0%   1/1/2007
    3.23   New York             New York         NY           10025                19            223,158       100.0%   1/1/2007
    3.24   New York             New York         NY           10031                25            156,800        88.0%   1/1/2007
    3.25   New York             New York         NY           10025                20            184,000       100.0%   1/1/2007
    3.26   New York             New York         NY           10025                20            172,000       100.0%   1/1/2007
    3.27   New York             New York         NY           10025                15            218,667       100.0%   1/1/2007
    3.28   New York             New York         NY           10025                20            160,000        90.0%   1/1/2007
    3.29   New York             New York         NY           10025                19            151,579       100.0%   1/1/2007
    3.30   New York             New York         NY           10025                15            186,667       100.0%   1/1/2007
    3.31   New York             New York         NY           10026                20            136,000        90.0%   1/1/2007
    3.32   New York             New York         NY           10025                10            224,000       100.0%   1/1/2007
    3.33   New York             New York         NY           10025                10            224,000       100.0%   1/1/2007
    3.34   New York             New York         NY           10025                10            184,000       100.0%   1/1/2007
    3.35   New York             New York         NY           10025                10            176,000       100.0%   1/1/2007
    3.36   New York             New York         NY           10025                10            152,000       100.0%   1/1/2007
       6   Silver Spring        Montgomery       MD           20901             1,119            134,048        76.0%   1/31/2007
      15   San Jose             Santa Clara      CA           95123               274            208,102        90.9%   1/3/2007
      18   San Jose             Santa Clara      CA           95123               226            239,248        94.2%   1/3/2007
      20   Los Angeles          Los Angeles      CA           90017               225            179,556        92.9%   2/28/2007
      21   San Jose             Santa Clara      CA           95123               541             71,165       100.0%   2/23/2007
      23   Brooklyn             Kings            NY           11229               144            215,278        96.5%   2/14/2007
      29   Shreveport           Caddo            LA           71105               314             78,025        93.3%   3/8/2007
      30   Aurora               Arapahoe         CO           80017               472             49,258        93.6%   1/15/2007
      36   Rialto               San Bernardino   CA           92376               347             61,671        91.4%   11/15/2006
      37   Las Vegas            Clark            NV           89101               344             59,012        90.1%   3/16/2007
      39   Hermantown           St. Louis        MN           55811               166            118,976        97.0%   3/7/2007
      43   Various              Polk             IA         Various               574             29,268        85.9%   1/1/2007
    43.1   Des Moines           Polk             IA           50310               334             23,162        84.1%   1/1/2007
    43.2   Des Moines           Polk             IA           50310               168             38,000        85.7%   1/1/2007
    43.3   West Des Moines      Polk             IA           50266                72             37,222        94.4%   1/1/2007
      46   Round Rock           Williamson       TX           78664               256             64,453        93.8%   3/1/2007
      47   Montgomery           Montgomery       AL           36117               288             56,944        97.6%   11/30/2006
      53   Houston              Harris           TX           77047               270             56,917        91.9%   2/14/2007
      55   Lancaster            Dallas           TX           75146               384             38,333        94.0%   12/6/2006
      57   Huntsville           Madison          AL           35806               244             59,242        93.4%   1/3/2007
      58   Riverside            Riverside        CA           92509               240             59,167       100.0%   9/30/2006
      60   San Jose             Santa Clara      CA           95123               147             95,442       100.0%   2/23/2007
Rollup     Various              Cumberland       NC         Various               352             39,432        82.9%   Various
      62   Fayetteville         Cumberland       NC           28311               248             39,432        77.8%   12/14/2006
      63   Spring Lake          Cumberland       NC           28390               104             39,432        95.2%   1/3/2007
      64   Clearwater           Pinellas         FL           33760               224             60,268        98.7%   2/1/2007
      66   Fort Worth           Tarrant          TX           76116               280             45,357        93.9%   11/16/2006
      70   Montgomery           Montgomery       AL           36117               224             53,571        95.1%   11/30/2006
      71   Greenville           Pitt             NC           27858               184             65,217        94.0%   12/31/2006
      72   Rialto               San Bernardino   CA           92376               327             36,239        98.2%   9/30/2006
      73   Highland             San Bernardino   CA           92346               215             54,698       100.0%   9/30/2006
      74   Mentor-on-the-Lake   Lake             OH           44060               280             40,000        81.4%   12/26/2006
      80   Tallahassee          Leon             FL           32304               136             76,838        94.4%   11/15/2006
      81   Calverton            Suffolk          NY           11933               326             31,902        97.4%   2/1/2007
      82   Various              Various          Various    Various               644             15,994        79.2%   10/4/2006
    82.1   Carleton             Monroe           MI           48117               332             18,072        71.7%   10/4/2006
    82.2   Spring Valley        Greene           OH           45370               163             13,497        86.5%   10/4/2006
    82.3   Dayton               Montgomery       OH           45427               149             14,094        87.9%   10/4/2006
      91   Oklahoma City        Oklahoma         OK           73116               113             83,186       100.0%   8/31/2006
      95   Matawan              Monmouth         NJ           07747               100             90,000        99.0%   12/22/2006
      99   Bay Point            Contra Costa     CA           94565               170             50,441       100.0%   1/31/2007
     105   Various              Various          OH         Various               541             14,115        88.9%   10/31/2006
   105.1   Swanton              Lucas            OH           43558               247             15,535        88.7%   10/31/2006
   105.2   Swanton              Fulton           OH           43558               136             12,465        83.8%   10/31/2006
   105.3   Toledo               Lucas            OH           43617                92             15,369        92.4%   10/31/2006
   105.4   Grand Rapids         Wood             OH           43522                66             10,449        95.5%   10/31/2006
     110   New Castle           New Castle       DE           19720               129             56,589        93.8%   11/30/2006
     118   Bakersfield          Kern             CA           93306               163             39,264        95.1%   11/1/2006
     120   Shoreline            King             WA           98177               115             54,806        95.7%   11/30/2006
     122   Orlando              Orange           FL           32822               135             46,296        96.0%   9/12/2006
     123   Melbourne            Brevard          FL           32934               144             42,708        91.7%   8/31/2006
     127   Fairview             Multnomah        OR           97024               407             14,346        70.0%   11/30/2006
     129   Spanaway             Pierce           WA           98387               126             44,444        97.6%   1/4/2007
     130   Murfreesboro         Rutherford       TN           37129               106             52,264        91.5%   12/12/2006
     136   Saint Petersburg     Pinellas         FL           33702               130             40,385        97.8%   9/26/2006
     137   Fayetteville         Washington       AR           72703               324             16,092        98.8%   11/30/2006
     138   Indianapolis         Marion           IN           46241                96             54,006        91.7%   12/1/2006
     144   Various              Various          IN         Various               350             13,872        69.1%   11/28/2006
   144.1   New Salisbury        Harrison         IN           47161               115             16,398        91.3%   11/28/2006
   144.2   Austin               Scott            IN           47102               120             12,825        49.2%   11/28/2006
   144.3   Scottsburg           Scott            IN           47170               115             12,440        67.8%   11/28/2006
     146   Rogers               Benton           AR           72756               240             19,288        98.8%   11/1/2006
     151   El Monte             Los Angeles      CA           91733                79             58,025       100.0%   9/30/2006
     157   Hamilton             Mercer           NJ           08609               154             27,922        94.2%   10/24/2006
     163   Keizer               Marion           OR           97303               122             34,313        95.1%   8/31/2006
     166   Various              Various          OH         Various               349             11,748        81.9%   8/30/2006
   166.1   Millbury             Wood             OH           43447               145             14,328        86.2%   8/30/2006
   166.2   Lima                 Allen            OH           45806               204              9,914        78.9%   8/30/2006
     167   South Bloomfield     Pickaway         OH           43103               216             18,981        92.1%   9/30/2006
     176   Puyallup             Pierce           WA           98374                75             48,333       100.0%   1/4/2007
     179   Brook Park           Cuyahoga         OH           44142               136             25,588        96.3%   12/16/2006
     180   Provo                Utah             UT           84606                47             71,915        93.6%   1/22/2007
     182   Brookline Station    Greene           MO           65619               167             18,563        80.8%   8/31/2006
     194   Rogers               Benton           AR           72756               216             10,603        97.7%   10/31/2006
     198   Yakima               Yakima           WA           98902                66             30,909        97.0%   9/1/2006
     199   Fayetteville         Washington       AR           72703               132             13,658        98.5%   10/31/2006
     200   Mosier               Wasco            OR           97040                76             23,026        96.1%   10/1/2006


                                                                        Studio
                                                       -----------------------------------------
           Elevator(s)   Utilities                         #        Avg Rent per       Max
Loan No.   (Yes/No)      Paid by Tenant                Units (15)   mo. ($) (15)   Rent ($) (15)
--------   -----------   ---------------------------   ----------   ------------   -------------
       3   Various       Various
     3.1   Yes           Electric, Gas
     3.2   Yes           Electric                               1          1,699           1,699
     3.3   Yes           Electric, Gas                          2            961           1,100
     3.4   Yes           Electric, Gas
     3.5   Yes           Electric, Gas
     3.6   Yes           Electric                               4            829             975
     3.7   Yes           Electric
     3.8   Yes           Electric
     3.9   No            Electric                               1            787             787
    3.10   Yes           Electric                               1          1,750           1,750
    3.11   Yes           Electric, Gas                          7            980           1,079
    3.12   Yes           Electric, Gas
    3.13   Yes           Electric
    3.14   Yes           Electric, Gas
    3.15   No            Electric, Gas
    3.16   No            Electric, Gas
    3.17   No            Electric, Gas
    3.18   No            Electric, Gas
    3.19   Yes           Electric, Gas
    3.20   Yes           Electric
    3.21   Yes           Electric, Gas
    3.22   No            Electric, Gas
    3.23   No            Electric, Gas
    3.24   Yes           Electric, Gas
    3.25   No            Electric, Gas
    3.26   No            Electric                               1            517             517
    3.27   No            Electric, Gas
    3.28   No            Electric, Gas                          1          1,399           1,399
    3.29   No            Electric                               1          1,747           1,747
    3.30   No            Electric
    3.31   No            Electric, Gas                          5            493             965
    3.32   No            Electric, Gas
    3.33   No            Electric, Gas
    3.34   No            Electric, Gas
    3.35   No            Electric, Gas
    3.36   No            Electric, Gas                          1          1,675           1,675
       6   Yes           Electric, Sewer, Water               213          1,380           1,410
      15   No            Electric, Sewer, Water
      18   No            Electric, Sewer, Water
      20   Yes           Electric, Gas                         25          1,578           1,578
      21                 Electric, Sewer, Water
      23   No            Electric, Gas
      29   No            Electric, Water
      30   No            Electric, Gas, Sewer, Water
      36   No            Electric
      37   No            Electric, Sewer, Water
      39   No            Electric, Gas, Sewer, Water
      43   No            Electric
    43.1   No            Electric
    43.2   No            Electric
    43.3   No            Electric
      46   No            Electric
      47   No            Electric
      53   No            Water
      55   No            Electric, Sewer, Water
      57   No            Electric
      58                 Electric, Gas, Sewer, Water
      60                 Electric, Gas, Sewer, Water
Rollup     No            Electric, Sewer, Water
      62   No            Electric, Sewer, Water
      63   No            Electric, Sewer, Water
      64   No            Electric, Gas, Sewer, Water
      66   No            Electric, Sewer, Water
      70   No            Electric
      71   No            Electric
      72                 Electric, Gas, Sewer, Water
      73                 Electric, Gas, Sewer, Water
      74   No            Electric, Gas
      80   No            Electric, Sewer, Water
      81                 Electric, Gas
      82                 Electric, Gas, Sewer, Water
    82.1                 Electric, Gas, Sewer, Water
    82.2                 Electric, Gas, Sewer, Water
    82.3                 Electric, Gas, Sewer, Water
      91   No            Electric, Water
      95   No            Electric
      99                 Electric, Gas, Sewer, Water
     105                 Electric, Gas
   105.1                 Electric, Gas
   105.2                 Electric, Gas
   105.3                 Electric, Gas
   105.4                 Electric, Gas
     110   No            Electric
     118                 Electric, Gas, Sewer, Water
     120   Yes           Electric
     122                 Electric, Gas, Sewer, Water
     123                 Electric, Gas, Sewer, Water
     127                 Electric
     129                 Electric, Sewer, Water
     130   No            Electric
     136                 Electric, Gas, Sewer, Water
     137   No            Electric, Gas, Sewer, Water
     138   No            Electric
     144                 Electric, Gas, Sewer, Water
   144.1                 Electric, Gas, Sewer, Water
   144.2                 Electric, Gas, Sewer, Water
   144.3                 Electric, Gas, Sewer, Water
     146   No            Electric, Gas, Sewer, Water
     151                 Electric, Sewer, Water
     157   No            Electric, Gas
     163                 Electric, Gas, Sewer, Water
     166                 Various
   166.1                 Electric, Gas, Sewer, Water
   166.2                 Electric, Gas
     167                 Electric, Gas, Sewer, Water
     176                 Electric, Water
     179   No            Electric
     180   No            Electric
     182                 Electric, Gas
     194   No            Electric, Water
     198                 Electric
     199   No            Electric, Gas, Sewer, Water
     200                 Electric


                           1 Bedroom                                2 Bedroom
           -----------------------------------------   -----------------------------------------
               #        Avg Rent per       Max             #        Avg Rent per       Max
Loan No.   Units (15)   mo. ($) (15)   Rent ($) (15)   Units (15)   mo. ($) (15)   Rent ($) (15)
--------   ----------   ------------   -------------   ----------   ------------   -------------
       3
     3.1            1            169             169           43            997           2,084
     3.2           38          1,311           2,479           17          1,236           2,479
     3.3           13            596             736            9            776           2,100
     3.4            9            904           1,310           35          1,162           2,085
     3.5                                                       18          1,186           2,321
     3.6            4          1,103           1,276           23          1,007           2,200
     3.7           11            884           1,180           40            951           1,800
     3.8           14            852           1,175           37            815           1,600
     3.9           27            893           1,207           11            796           1,182
    3.10           20            955           1,399           27          1,226           1,759
    3.11            6            841           1,150           13            687           1,387
    3.12            1            339             339           13          1,540           2,877
    3.13            5            653           1,150           16            731           1,550
    3.14            3            749                            1          1,650           1,650
    3.15                                                       10          1,021           1,600
    3.16
    3.17                                                        5            969           1,500
    3.18                                                        2          1,622           1,852
    3.19                                                       12          1,057           1,885
    3.20            1                                          32            727           1,800
    3.21            1            783             783           18            999           1,932
    3.22           10          1,149           1,668           10          1,155           1,620
    3.23                                                        9          1,160           1,816
    3.24
    3.25           20          1,016           1,451
    3.26                                                        5          1,263           1,663
    3.27                                                        9            967           1,564
    3.28            3            236             236            8          1,019           1,989
    3.29                                                        9          1,315           1,989
    3.30           13          1,008           1,299            2          1,135           1,137
    3.31           15            645           1,200
    3.32                                                       10          1,402           1,899
    3.33                                                       10          1,319           2,157
    3.34            5          1,268           1,707            5          1,330           1,800
    3.35            9          1,073           1,800
    3.36                                                        8          1,277           1,688
       6          282          1,734           1,810          396          2,041           2,045
      15           89          1,400           1,450          152          1,692           1,860
      18           49          1,471           1,575          153          1,834           1,990
      20          135          1,772           1,772           65          2,340           2,340
      21
      23           96          1,381           1,826           48          1,766           2,748
      29           83            799             807          153            925             940
      30          194            553             644          278            670             811
      36           62            686             890          284            953           1,115
      37          100            610             610          220            735             735
      39                                                      110            905             939
      43
    43.1           12            530             545          322            585           1,290
    43.2           91            580             750           77            730             750
    43.3            7            625             625           65            735             750
      46          124            730             795          106            940           1,046
      47          112            595             635          152            681             779
      53          156            802             845          114          1,084           1,110
      55          168            548             590          200            676             749
      57           96            730             820          120            837             861
      58
      60
Rollup
      62           48            546             630          180            657             732
      63           17            582             625           71            682             712
      64          112            651             700           72            825             890
      66          164            569             791          116            745           1,119
      70           92            570             655          100            648             735
      71           96            618             625           88            766             795
      72
      73
      74          140            599             599          140            699             699
      80                                                       64            726             770
      81
      82
    82.1
    82.2
    82.3
      91                                                       80            904             953
      95           69            991           1,015           31          1,141           1,215
      99
     105
   105.1
   105.2
   105.3
   105.4
     110           63            648             725           65            788             825
     118
     120           34            718             775           75            837             900
     122
     123
     127
     129
     130           36            578             635           58            704             794
     136
     137          108            434             450          216            513             525
     138           16            616             630           48            695             720
     144
   144.1
   144.2
   144.3
     146           80            425             430          160            505             520
     151
     157           89            639             790           65            744             770
     163
     166
   166.1
   166.2
     167
     176
     179           89            456             475           47            559             580
     180            1            480             480           36          1,051           1,080
     182
     194           72            393             420          144            403             430
     198
     199           44            443             455           88            543             555
     200


                         3 Bedroom                                   4 Bedroom
           -----------------------------------------   -----------------------------------------
               #        Avg Rent per       Max             #        Avg Rent per       Max
Loan No.   Units (15)   mo. ($) (15)   Rent ($) (15)   Units (15)   mo. ($) (15)   Rent ($) (15)
--------   ----------   ------------   -------------   ----------   ------------   -------------
       3
     3.1           13          1,074           2,764            9            675           1,274
     3.2            5            709             877
     3.3           21            704           1,094           10            697             961
     3.4            6          1,149           1,813
     3.5           17            949           2,672            5          2,417           3,200
     3.6           11            874           1,372
     3.7            1          1,380           1,380
     3.8            3          1,348           1,350
     3.9           17            711           1,688
    3.10            1          2,200           2,200
    3.11            6            794           1,699            7            535             635
    3.12           12            787           2,620            5          1,267           1,861
    3.13           14            873           1,900            5            735           1,257
    3.14           16          1,057           1,695            8            819           1,349
    3.15           14          1,469           2,400
    3.16                                                       19          1,439           2,450
    3.17           13            781           2,304            6          1,527           3,000
    3.18           10          1,027           2,000           11          1,189           2,600
    3.19            9          1,111           2,399            3          1,100           1,242
    3.20
    3.21            4            899           1,512            1          1,072           1,072
    3.22
    3.23           10          1,569           2,079
    3.24           16            538           1,600            8            759           1,649
    3.25
    3.26            6            578           1,201            8            585           1,203
    3.27            3            556             913            3            976           1,516
    3.28            8          1,486           1,989
    3.29            9            821           1,989
    3.30
    3.31
    3.32
    3.33
    3.34
    3.35            1          2,638           2,638
    3.36
       6          228          2,320           2,365
      15           33          2,065           2,095
      18           24          2,277           2,339
      20
      21
      23
      29           78          1,106           1,106
      30
      36            1          1,000           1,000
      37           24            875             875
      39           56          1,216           1,355
      43
    43.1
    43.2
    43.3
      46           26          1,263           1,275
      47           24            825             909
      53
      55           16            920             920
      57           28            966             990
      58
      60
Rollup
      62           20            765             849
      63           16            752             825
      64           40          1,009           1,009
      66
      70           32            757             790
      71
      72
      73
      74
      80           72            960           1,070
      81
      82
    82.1
    82.2
    82.3
      91           33            972           1,007
      95
      99
     105
   105.1
   105.2
   105.3
   105.4
     110            1            899             899
     118
     120            6          1,080           1,200
     122
     123
     127
     129
     130           12            945           1,035
     136
     137
     138           32            787             850
     144
   144.1
   144.2
   144.3
     146
     151
     157
     163
     166
   166.1
   166.2
     167
     176
     179
     180           10          1,440           1,440
     182
     194
     198
     199
     200


FOOTNOTES TO ANNEX A-1 AND A-2

      1 The Manhattan Apartment Portfolio consists of the following Borrower entities: 10-16 Manhattan Avenue LLC; 5 West 101st Street LLC; 61-63 West 104th Street LLC; 106 W. 105th Street LLC; 109 West 105th Street LLC; 120 W. 105th Street LLC; 21 W. 106th Street LLC; 123 West 106th Street LLC; 125 West 106th Street LLC; 127 West 106th Street LLC; 165-171 Manhattan Avenue LLC; 15 West 107th Street LLC; 63 W. 107th Street LLC; 65 W. 107th Street LLC; 67 W. 107th Street LLC; 3-5 W. 108th Street LLC; 4-6 West 108th Street LLC; 7-9 W. 108th Street LLC; 8-10 West 108th Street LLC; 203 W. 108th Street LLC; 216 W. 108th Street LLC; 627 W. 113th Street LLC; 302 W. 114 Street LLC; 312 W. 114th Street LLC; 350 Manhattan Avenue NY LLC; 634 W. 135th Street LLC; 605 W. 156th Street LLC; 625 W. 156th Street LLC; 635 Riverside Drive NY LLC; 894 Riverside NY Associates LLC; 400-408 West 128th Street LLC; 25-29 St. Nicholas Terrace LLC; 35 St. Nicholas Terrace LLC; 520 W. 139th Street LLC; 287 Edgecombe Avenue LLC; 291 Edgecombe Avenue LLC

      2 GECC - General Electric Capital Corporation, GACC - German American Capital Corporation, Bank of America - Bank of America, N.A., Barclays - Barclays Capital Real Estate Inc.

      3     With respect to Loan Nos. 1, 4, 8, 9, 6, 11, 24, 41, 111 and 114, the Cut-off Date Balance represents a pari passu note in a split loan structure or the senior note in a senior/subordinate loan structure.

      4 Annual Debt Service and Monthly Debt Service for loans with partial interest-only periods are shown after the expiration of the interest-only period, excluding Loan No. 10 and Loan No. 165. Annual Debt Service and Monthly Debt Service for loans which pay interest only for the entirety of their respective loan terms or do not have a fixed monthly principal and interest payment are calculated using the average monthly payment for the first 12 payment periods after the Cut-off Date on such mortgage loans. With respect to Loan No. 10 and Loan No. 165, the DSCR's are based on fixed payment schedules included in Annex A-5 and Annex A-6, respectively, to this prospectus supplement.

      5 Hard means each tenant transfers its rent directly to the Lockbox account; "Soft" means each tenant transfers its rent to the related borrower or property manager who then is required to transfer the funds into the Lockbox account; "Springing Hard" means that a Lockbox is not in use at closing, but upon occurrence of a trigger event, as defined in the related loan documents, each tenant will be required to transfer its rent directly to the Lockbox account.

      6 With respect to Loan Nos. 1, 3, 8, 6, 22, and 27 the DSCR is based on projected underwritten net cash flow.

      7     With respect to Loan Nos. 1, 3, 8, 6, 17, 22, 27, 37, 38, 39, 48,
            62, 63, 68, 106, 111, 123, 135, 136, 139 and 163 the DSCR and/or LTV
            ratio was calculated taking into account a holdback amount, letter of credit and/or sponsor guarantee or was calculated based on assumptions regarding the future financial performance of the related mortgaged property on a stabilized basis. For information regarding adjustments to the calculations see "Description of the Mortgage Pool-Certain Terms and Conditions of the Mortgage Loans-Performance Escrows; Adjustments to DSCR and/or LTV Ratio."

      8 With respect to Loan No. 7, the DSCR calculation is based on net cash flow, which includes income from monthly payments under a rent enhancement lease.

      9 For those mortgage loans indicating an Appraisal As-of Date beyond the Cut-off Date, the Appraisal Value and the corresponding Appraisal As-of Date are based on stabilization.

      10 Net Rentable Area Sq. Ft./Units/Keys includes square footage for ground lease tenants.

      11 With respect to Loan No. 190, the number of units reflect only the multifamily units and do not include the two retail units at the mortgaged property.

      12 For purposes of the information presented, a Mortgaged Property is, in some cases, considered "occupied" by a tenant if such tenant has executed a lease to occupy such Mortgaged Property even though the applicable tenant has not taken physical occupancy.

      13 With respect to Loan No. 54, the occupancy is based on multifamily units. The property also contains 94,554 square feet of office and retail space, which was 93.9% occupied as of 1/9/2007.

      14 With respect to Loan Nos. 4 and 9, the names entered are the actual Sponsors, as defined in their respective Loan Agreements, because there are no Borrower Principals for the related Mortgage Loans.

      15 With respect to Loan No. 3, the number of units, average rent per month, and max rent are based on information contained in the appraisal provided by The Lietner Group. The rents shown in Annex B-Structural and Collateral Information-Manhattan Apartment Portfolio under "Specific Property Breakout" are based on the borrower provided rent roll.

                                    EXHIBIT B

                                THE MORTGAGE FILE

            The "Mortgage File" with respect to any Mortgage Loan or Serviced Whole Loan, consist of the following documents collectively (which in the case of a Serviced Whole Loan, except for the Mortgage Note referred to in clause (i) below, relate to the entire Serviced Whole Loan):

            (i) (A) the original Mortgage Note, or a lost note affidavit with a customary indemnification provision with a copy of the Mortgage Note bearing, or accompanied by, all prior and intervening endorsements or assignments showing a complete chain of endorsement or assignment from the originator of the Mortgage Loan to the Mortgage Loan Seller (or the most recent endorsee), and further endorsed (at the direction of the Depositor given pursuant to the applicable Mortgage Loan Purchase Agreement), on its face or by allonge attached thereto, without recourse, to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank, N.A., as Trustee for the registered holders of GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1, without recourse, representation or warranty, express or implied" and (B) in the case of each Serviced Companion Loan, a copy of the executed Mortgage Note for such Serviced Pari Passu Loan or Serviced Companion Loan; provided, that with respect to the Premier Self Storage - Toa Baja Mortgage Loan, to create the security interest, the closing counsel for such Mortgage Loan will notarize and retain copies of the constitution of mortgage, the security agreement, the mortgage pledge and the Mortgage Note;

            (ii) an original or copy of the Mortgage and originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan or Serviced Whole Loan to the Mortgage Loan Seller (or the most recent assignee of record), in each case with evidence of recording indicated thereon;

            (iii) an original assignment of the Mortgage, in recordable form, executed by the Mortgage Loan Seller (or the most recent assignee of record) in blank or to "Wells Fargo Bank, N.A., as Trustee for the registered holders of GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1"; provided, if the related Mortgage has been recorded in the name of MERS or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan or Serviced Whole Loan to the Mortgage Loan Seller, in each case with evidence of recording thereon;

            (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form, executed by the Mortgage Loan Seller (or the most recent assignee of record) in blank or to "Wells Fargo Bank, N.A., as Trustee for the registered holders of GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1"; provided, if the related assignment of Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related assignment of Assignment of Leases on the records of MERS for purposes of the system of recording transfers of beneficial ownership of assignments of assignment of leases maintained by MERS;

            (vi) an original or copy of any related Security Agreement and/or loan agreement (if such item is a document separate from the Mortgage) and the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan or Serviced Whole Loan to the Mortgage Loan Seller, in each case with evidence of recording thereon (if recording is necessary to protect the rights of the secured party); provided, if the related Security Agreement has been recorded in the name of MERS or its designee, no assignment of Security Agreement in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related assignment of Security Agreement on the records of MERS for purposes of the system of recording transfers of beneficial ownership of security agreements maintained by MERS;

            (vii) an original assignment of any related Security Agreement and/or loan agreement (if such item is a document separate from the Mortgage), in recordable form (if recording is necessary to protect the rights of the secured party), executed by the Mortgage Loan Seller (or the most recent assignee of record) in blank or to "Wells Fargo Bank, N.A., as Trustee for the registered holders of GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1"; provided, if the related Security Agreement has been recorded in the name of MERS or its designee, no assignment of Security Agreement in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related assignment of Security Agreement on the records of MERS for purposes of the system of recording transfers of beneficial ownership of security agreements maintained by MERS;

            (viii) originals (with respect to the Mortgage Note) or copies of all consolidation, assumption, modification, written assurance and substitution agreements, with evidence of recording thereon, where appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been consolidated or modified or the Mortgage Loan or Serviced Whole Loan has been assumed;

            (ix) the original lender's title insurance policy or a duplicate original certified by the applicable title company or a copy thereof in connection with the Mortgage Loan or Serviced Whole Loan, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgagor's interest in the Mortgaged Property, or if the policy has not yet been issued, an original or copy of a marked-up written commitment, interim binder or the pro forma title insurance policy marked as binding and countersigned by the issuer or its authorized agent either on its face or by an acknowledged closing instruction or escrow letter;

            (x) the original or to the extent the applicable Servicer has the original or a copy of any guaranty of the obligations of the Mortgagor under the Mortgage Loan or Serviced Whole Loan and any intervening assignments;

            (xi) all UCC Financing Statements (other than UCC-3 assignments to the Trustee) and continuation statements or copies thereof, as filed, or in form that is complete and suitable for filing or recording, as appropriate, or other evidence of filing acceptable to the Trustee sufficient to perfect (and maintain the perfection of) the security interest held by the originator of the Mortgage Loan or Serviced Whole Loan (and each assignee of record prior to the Trustee) in and to the personalty of the Mortgagor at the Mortgaged Property, and to transfer such security interest to the Trustee, or alternatively, a UCC acknowledgement form, UCC search from a reputable search firm, printout from UCC 11, or printouts from on-line confirmations; provided, if the related UCC Financing Statement has been recorded in the name of MERS or its designee, no UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related UCC Financing Statement on the records of MERS for purposes of the system of recording transfers of beneficial ownership of UCC financing statements maintained by MERS; provided, further, that with respect to the Premier Self Storage - Toa Baja Mortgage Loan, to create the security interest, the closing counsel for such Mortgage Loan will notarize and retain copies of the constitution of mortgage, the security agreement, the mortgage pledge and the Mortgage Note;

            (xii) all UCC Financing Statements (including financing statements in lieu of continuation statements and UCC-3 financing statements) in favor of the Trustee in form that is complete and suitable for filing or recording, as appropriate, acceptable to the Trustee sufficient to assign the security interest held by the originator of the Mortgage Loan or Serviced Whole Loan or its assignee, or alternatively if the UCC Financing Statements in favor of the Trustee have been filed or recorded, a UCC acknowledgement form, UCC search from a reputable search firm, printout from UCC 11, or printouts from on-line confirmations;

            (xiii) the original power of attorney or a copy thereof (with evidence of recording thereon) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was not signed by the Mortgagor;

            (xiv) with respect to the Mortgage Loans with Additional Debt listed on Schedule 2 to the Pooling and Servicing Agreement, an original or copy of the subordination agreement (if any), pursuant to which such Additional Debt will be fully subordinated to such Mortgage Loan and copies of the Additional Debt documents, if available;

            (xv) with respect to any Mortgaged Property, the original Environmental Insurance Policy, if applicable, or a duplicate original or a copy thereof;

            (xvi) with respect to any Mortgage Loan or Serviced Whole Loan secured by a ground lease, an original or copy of the related ground lease and an original or a copy of the related ground lease estoppel;

            (xvii) reserved;

            (xviii) an original or copy of any escrow agreement and/or lock box agreement or cash management agreement;

            (xix) the original (or copy, if the original is held by the applicable Servicer pursuant to Section 2.01(b)) of any letter of credit for the benefit of the lender securing such Mortgage Loan, if any;

            (xx) in the case of any Whole Loan, a copy of the related Co-Lender Agreement;

            (xxi) with respect to the Non-Serviced Mortgage Loans, a copy of the related Non-Serviced Mortgage Loan Pooling Agreement;

            (xxii) Reserved;

            (xxiii) an original or copy of the environmental indemnity from the related Mortgagor;

            (xxiv) an original of the related guaranty of payment under such Mortgage Loan, if any; and

            (xxv) with respect to hospitality properties, a signed copy of the franchise agreement (if any), franchisor comfort letter (if any) and transfer documents for such comfort letter;

provided, however, that whenever the term "Mortgage File" is used to refer to documents held by the Trustee, or a Custodian appointed thereby, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually received by the Trustee or a Custodian appointed thereby; provided, further, however, that on the Closing Date, with respect to item (iii), the related Mortgage Loan Seller has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has retained the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee.

            Notwithstanding the foregoing, with respect to the Skyline Portfolio Mortgage Loan, the Pacific Shores Mortgage Loan, the Four Seasons Mortgage Loan, the Mall of America Mortgage Loan and the Americold Portfolio Mortgage Loan, the "Mortgage File" will consist of the original note (or lost note affidavit, if applicable) and endorsement and assignments specified in clause (i) above, and a copy of each additional document in the Mortgage File held by the BACM 2007-1 Trustee (with respect to the Skyline Portfolio Mortgage Loan and the Pacific Shores Mortgage Loan), the CD 2007-CD4 Trustee (with respect to the Four Seasons Mortgage Loan), the COMM 2006-C8 Trustee (with respect to the Mall of America Mortgage Loan and the JPMCC 2007-CIBC18 Trustee (with respect to the Americold Portfolio Mortgage Loan). However, if the custodian on any of the aforementioned transactions is the Custodian in this transaction, copies do not need to be made of the Mortgage Files for that particular transaction.

                                    EXHIBIT C

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES


      With respect to each Mortgage Loan, the Seller hereby represents and warrants, as of the date herein specified or, if no such date is specified, as of the Closing Date, except as set forth on Schedule C-1 hereto, that:

                  (i) Mortgage Loan Schedule. The information pertaining to each
            Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

                  (ii) Legal Compliance. As of the date of its origination, such
            Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

                  (iii) Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Company, the Mortgage Loan Seller had good title to, and was the sole owner of, each Mortgage Loan, and the Mortgage Loan Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan (other than the rights to servicing and related compensation as reflected in the Agreement to Appointment of Servicer). The Mortgage Loan Seller has validly and effectively conveyed to the Company all legal and beneficial interest in and to such Mortgage Loan.

                  (iv) Future Advances. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder; and with respect to any mortgagee requirements for construction or maintenance of on or off site improvements for which an escrow has been established, any disbursement of such escrowed funds have satisfied the requirements of the related Mortgage Loan documents.

                  (v) Legal, Valid and Binding Obligations. Each related
            Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed in connection with such Mortgage Loan are legal, valid and binding obligations of the related mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency legislation or market value limit deficiency legislation), enforceable in accordance with their terms, except with respect to provisions relating to default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (vi) Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases either as a separate document or as part of the Mortgage. Each related Assignment of Leases creates a valid, collateral or first priority assignment of, or a valid perfected first priority security interest in, certain rights including, without limitation, the right to receive all payments due under the related lease, and no other person owns any interest therein superior to or of equal priority with the interest created under such assignment, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property, and subject to limits on enforceability described in Paragraph (v).

                  (vii) Offsets or Defenses. As of the date of its origination, there was no valid offset, defense, counterclaim or right to rescission with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, yield maintenance charges or prepayment premiums.

                  (viii) Assignments of Mortgage and Assignment of Leases. Each related assignment of Mortgage and assignment of Assignment of Leases from the Mortgage Loan Seller to the Trustee constitutes the legal, valid and binding assignment from the Mortgage Loan Seller, except as such enforcement may be limited by bankruptcy, insolvency, receivership, redemption, reorganization, moratorium, redemption, liquidation or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); provided, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Each related Mortgage, Mortgage Note and Assignment of Leases is freely assignable upon notice to the Mortgagor and such notice has been provided.

                  (ix) Mortgage Lien; Title Exceptions. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgaged Property or Ground Lease, as applicable, including all buildings and improvements thereon, subject only to the exceptions set forth in Paragraph (v) and the following title exceptions (each such exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property and (c) the exceptions (general and specific) and exclusions set forth in the mortgage policy of title insurance issued with respect to the Mortgage Loan or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to cross-collateralized and cross-defaulted Mortgage Loans, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

                  (x) UCC Financing Statements. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property described therein owned by a Mortgagor and located on each Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loans establish and create a valid and enforceable lien and security interest on such items of personalty except as enforceability may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law; provided, if the related UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS). In the case of a Mortgaged Property operated as a hotel, (a) such personal property includes all personal property that a prudent institutional lender making a similar mortgage loan on the like properties would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated, (b) the related perfected security interest is prior to any other security interest that can be perfected by such UCC filing, except for permitted purchase money security interests and leases; provided that any such lease has been pledged or assigned to the lender and its assigns, and (c) the related loan documents contain such provisions as are necessary and UCC Financing Statements have been filed or submitted for filing as necessary, in each case, to perfect a valid first priority security interest in the related revenues with respect to such Mortgaged Property. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

                  (xi) Taxes and Assessments. All real estate taxes and
            governmental assessments, fees, environmental charges or water or sewer bills that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid as of the Cut-off Date, or if in dispute, an escrow of funds in an amount sufficient to cover such payments has been established. Such taxes and assessments shall not be considered delinquent or unpaid until the date on which interest or penalties may first be payable thereon.

                  (xii) Property Condition; Condemnation Proceedings. To the
            Mortgage Loan Seller's knowledge, after conducting due diligence consistent with the practice of institutional lenders generally for properties of the same type as the related Mortgaged Property, each related Mortgaged Property as of origination, and to Mortgage Loan Seller's actual knowledge as of the Cut-Off Date, was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value, use or operation of such Mortgaged Property as security for the Mortgage Loan; and to the Mortgage Loan Seller's knowledge, there was no proceeding pending for the total or partial condemnation of such Mortgaged Property.

                  (xiii) Title Insurance. The Mortgage Loan Seller has received an ALTA lender's title insurance policy or a comparable form of lender's title insurance policy (or a commitment "marked up" at the closing of the related Mortgage Loan) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), insuring the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Title Exceptions. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the insured includes the owner of the Mortgage Loan and all premiums thereon have been paid. The Mortgage Loan Seller has not done, by act or omission, anything that would impair the coverage under such Title Insurance Policy. The insurer issuing such policy is either
            (x) a nationally-recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to public roads or (b) against any loss due to encroachments of any material portion of the improvements thereon.

                  (xiv) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property, in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to twelve months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Borrower to maintain all such insurance and, upon such Borrower's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from such Borrower. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Borrower, or (c) to the reduction of the principal amount of the Mortgage Loan.

                  (xv) Material Defaults. Other than payments due but not yet 30 days or more delinquent there is (A) no material default, breach, violation or event of acceleration existing under the related Mortgage Note or each related Mortgage, and (B) since the date of origination of such Mortgage Loan, there has been no declaration by the Mortgage Loan Seller of an event of acceleration under the related Mortgage or Mortgage Note, and (C) Mortgage Loan Seller has not received notice of any event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; the Mortgage Loan Seller has not waived any other material default, breach, violation or event of acceleration under any of such documents; and under the terms of each Mortgage Loan, each related Mortgage Note, each related Mortgage and the other loan documents in the related Mortgage File, no person or party other than the holder of such Mortgage Note may declare an event of default or accelerate the related indebtedness under such Mortgage Loan, Mortgage Note or Mortgage; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any representation and warranty made by the Mortgage Loan Seller elsewhere in the Mortgage Loan Purchase and Sale Agreement.

                  (xvi) Payment Record. As of the Cut-Off Date, each Mortgage
            Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months) has not been, 30 days or more past due in respect of any Monthly Payment.

                  (xvii) Additional Collateral. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, other than any other Mortgage Loan and the Mortgage Note is not secured by any collateral that is not included in the Trust Fund.

                  (xviii) Qualified Mortgage. Each Mortgage Loan constitutes a
            "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision). Accordingly, the Mortgage Loan Seller represents and warrants that each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. Any prepayment premiums and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

                  (xix) Environmental. One or more Phase I environmental site assessments or updates thereof (each a "Phase I") meeting ASTM requirements were performed by an environmental consulting firm experienced in environmental matters and properly licensed, if applicable, and independent of the Mortgage Loan Seller and the Mortgage Loan Seller's affiliates with respect to each related Mortgaged Property within the 18 months prior to the Closing Date and the Mortgage Loan Seller, having made no independent inquiry other than to review the Phase I prepared in connection with the assessment(s) referenced herein, has no knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). With respect to any material and adverse environmental matters disclosed in such Phase I, then either
            (i) the same have been remediated in all material respects, (ii) sufficient funds have been escrowed for purposes of effecting such remediation, (iii) the related mortgagor or other responsible party is currently taking or required to take such actions, if any, with respect to such matters as have been recommended by the Phase I or required by the applicable governmental authority, (iv) an operations and maintenance plan has been or will be implemented, (v) environmental insurance has been obtained with respect to such matters, subject to customary limitations, or (vi) such conditions or circumstances were investigated further and, based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. Each Mortgage Loan requires the related mortgagor to comply, and cause the related Mortgaged Property to be in compliance, with all applicable federal, state and local environmental laws and regulations.

                  (xx) Customary Mortgage Provisions. Each related Mortgage
            contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy or similar law affecting the right of creditors and the application of principles of equity.

                  (xxi) Bankruptcy. As of origination, and as of the Cut-off
            Date, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

                  (xxii) Whole Loan. Each Mortgage Loan is a whole loan,
            contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or provide for negative amortization. The Mortgage Loan Seller holds no equity interest in any Mortgagor.

                  (xxiii) Transfers and Subordinate Debt. Subject to certain exceptions, which are customarily acceptable to commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, the related Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers and transfers of less than a controlling interest in a mortgagor, or a substitution or release of collateral within the parameters of Paragraph (xxvi) below), or encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

                  (xxiv) Waivers and Modifications. The terms of the related
            Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

                  (xxv) Inspection. Each related Mortgaged Property was
            inspected by or on behalf of the related originator or an affiliate within the 18 months prior to the Closing Date.

                  (xxvi) Releases. Except as set forth below, since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value, use or operation of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor equal to not less than the related allocated loan amount of such Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) for Mortgage Loans which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) U.S. Treasury obligations (or other defeasance collateral permitted under the REMIC Provisions) sufficient to pay the Mortgage Loans in accordance with their terms,
            (d) for Mortgage Loans which permit the related Mortgagor to substitute a replacement property, (e) for releases not considered material for purposes of underwriting the Mortgage Loan, or (f) for releases that are conditional upon the satisfaction of certain underwriting and legal requirements and require payment of a release price that represents adequate consideration for such Mortgaged Property. The terms of the Mortgage Loan do not provide for the release of any portion of the Mortgaged Property that would constitute a "significant modification" under Section 1001 of the Code unless the Mortgagor is required to provide a REMIC Opinion of Counsel.

                  (xxvii) Defeasance. Each Mortgage Loan containing provisions for defeasance of all or a portion of the Mortgaged Property either
            (i) requires the prior written consent of, and compliance with, the conditions set by, the holder of the Mortgage Loan, (ii) requires confirmation from the rating agencies rating the certificates of any securitization transaction in which such Mortgage Loan is included that such defeasance will not cause the downgrade, withdrawal or qualification of the then current ratings of such certificates, or
            (iii) requires that (A) defeasance must occur in accordance with the requirements of, and within the time permitted by, applicable REMIC rules and regulations, (B) the replacement collateral consists of defeasance collateral permitted under the REMIC Provisions in an amount sufficient to make all scheduled payments under such Mortgage Loan when due, (C) independent certified public accountants certify that such U.S. government securities are sufficient to make such payments, (D) the Mortgage Loan may only be assumed by a single-purpose entity designated or approved by the holder of the Mortgage Loan and (E) counsel provide an opinion that the Trustee has a perfected security interest in such U.S. government securities prior to any other claim or interest. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel. A Mortgage Loan that permits defeasance provides that the related borrower is responsible for all reasonable costs incurred in connection with the defeasance of the Mortgage Loan.

                  (xxviii) Zoning. To the Mortgage Loan Seller's knowledge, as of the date of origination of such Mortgage Loan, based on due diligence considered reasonable by prudent commercial conduit mortgage lenders in the lending area where the applicable Mortgaged Property is located, and, to the Mortgage Loan Seller's actual knowledge, as of the Cut-off Date, there are no violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (i) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (ii) would have a material adverse effect on the value, use, operation or net operating income of the Mortgaged Property.

                  (xxix) Encroachments. To the Mortgage Loan Seller's knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties for which the use or improvements are legally non-conforming) to an extent which would have a material adverse affect on the related Mortgagor's value, use and operation of such Mortgaged Property (unless affirmatively covered by the title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent (unless affirmatively covered by title insurance).

                  (xxx) Single Purpose Entity. Each Mortgagor with respect to a
            Mortgage Loan with a principal balance as of the Cut-off Date in excess of 5% of the aggregate principal balance of all of the mortgage loans included in the Trust Fund is an entity whose organizational documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a single purpose entity. (For this purpose, "single-purpose entity" shall mean a person, other than an individual, which does not engage in any business unrelated to the related Mortgaged Property and its financing, does not have any significant assets other than those related to its interest in such Mortgaged Property or its financing, or any indebtedness other than as permitted by the related Mortgage or the other documents in the Mortgage Loan File, has its own books and records separate and apart from any other person, and holds itself out as being a legal entity, separate and apart from any other person).

                  (xxxi) Advances After Origination. No advance of funds has been made after origination, directly or indirectly, by the Mortgage Loan Seller to the Mortgagor and, to the Mortgage Loan Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage, other than earnout advances made in accordance with the Mortgage loan documents and reflected in the loan balance on the Mortgage Loan Schedule.

                  (xxxii) Litigation Or Other Proceedings. As of the date of origination and, to the Mortgage Loan Seller's knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding against the Mortgagor or the related Mortgaged Property that could reasonably be expected to materially and adversely affect either such Mortgagor's performance under the related Mortgage Loan documents or the holders of the Certificates.

                  (xxxiii) Usury. The Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate, and complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

                  (xxxiv) Trustee Under Deed Of Trust. As of the date of
            origination, and, as of the Cut-Off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust except in connection with the sale or release of the Mortgaged Property following a default in payment of the Mortgage Loan.

                  (xxxv) Other Collateral; Cross-Collateralization. The related
            Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

                  (xxxvi) Escrow Deposits. All escrow deposits and payments
            required pursuant to the Mortgage Loan to be deposited with the Mortgage Loan Seller or its agent have been so deposited, are in the possession, or under the control, of the Mortgage Loan Seller or its agent and there are no deficiencies in connection therewith.

                  (xxxvii) Licenses and Permits. To the Mortgage Loan Seller's knowledge, based on due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, (a) as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisee or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and in the case of a Mortgaged Property operated as a hotel, the franchise agreement, if any, is in full force and effect, and no default, or event that, with the passage of time or the giving of notice or both, would constitute a default, had occurred under such franchise agreement, and, (b) as of the Cut-Off Date, the Mortgage Loan Seller has no knowledge that the related Mortgagor, the related lessee, franchisee or operator was not in possession of such licenses, permits and authorizations.

                  (xxxviii) Origination, Servicing and Collection Practices. The
            origination (or acquisition, as the case may be), collection, and to the Mortgage Loan Seller's knowledge, the servicing practices used by the Mortgage Loan Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards.

                  (xxxix) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that the Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor shall be liable to the lender for losses incurred due to
            (i) fraud and/or other intentional misrepresentation, (ii) the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default, insurance proceeds or condemnation awards or (iii) any breach of the environmental covenants in the related Mortgage Loan documents.

                  (xl) Separate Tax Lots. Each Mortgaged Property constitutes one or more separate tax lots (or will constitute separate tax lots when the next tax maps are issued) or is subject to an endorsement under the related title insurance policy insuring for losses arising from any claim that the Mortgaged Property is not one or more separate tax lots.

                  (xli) Ground Leases. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except that with respect to the Mortgage Loans listed on Exhibit F attached hereto, which Mortgage Loans are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the borrower's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

                        (A) Such Ground Lease or a memorandum thereof has been or will be duly recorded or submitted for recording as of the Closing Date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date;

                        (B) Such Ground Lease (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions, or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject;

                        (C) Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date);

                        (D) Such Ground Lease is in full force and effect, and the Mortgage Loan Seller has not received as of the Closing Date notice (nor is the Mortgage Loan Seller otherwise aware) that any default has occurred under such Ground Lease;

                        (E) Such Ground Lease requires that if the mortgagee under such Mortgage Loan has provided the lessor with notice of its lien, then such lessor must give notice of any default by the lessee to the mortgagee, and such Ground Lease, or an estoppel letter received by the mortgagee from the lessor, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

                        (F) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any default under such Ground Lease that is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                        (G) Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the stated maturity date of the related Mortgage Loan (or, with respect to any Mortgage Loan with an Anticipated Prepayment Date, 10 years);

                        (H) Such Ground Lease requires the lessor to enter into a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

                        (I) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award that is awarded with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment or defeasance of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon (except in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan);

                        (J) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

                        (K) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns, except termination or cancellation if an event of default occurs under the Ground Lease and notice is provided to the mortgagee and such default is curable by the mortgagee as provided in the Ground Lease, but remains uncured beyond the applicable cure period.

                  (xlii) Originator Authorization. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

                  (xliii) Capital Contributions. Neither the Mortgage Loan
            Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

                  (xliv) No Mechanics' Liens. The related Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a Title Insurance Policy.

                  (xlv) Appointment of Receiver. If the Mortgaged Property is
            subject to any leases, the borrower is the owner and holder of the landlord's interest under any leases and the related Mortgage and assignment of rents provides for the appointment of a receiver for rents or allows the mortgagee to enter into possession to collect rent or provides for rents to be paid directly to the mortgagee in the event of default.

                                  SCHEDULE C-1

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

            Representation numbers referred to below relate to the corresponding Mortgage Loan representations and warranties set forth in Exhibit C to the Mortgage Loan Purchase Agreement for GACC.

            Note: The Mortgage Loans known as The Enclave and Court Square Office Building identified on Annex A-1 by ID #6 and 124 have an Indemnity Deed of Trust structure. The borrower under such Mortgage Loans executed and delivered the related note to the lender and is obligated to make payments thereunder. The property owner for such Mortgage Loans has guaranteed all amounts payable by the borrower under the related note, which guaranty is secured by an indemnity deed of trust in favor of the lender. With respect to the above referenced Mortgage Loans, certain of the representations regarding the borrower refer to the property owner of the related Mortgaged Property as well.

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Annex A
ID#                Mortgage Loan                 Exception
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

Exceptions to Representation xiv:                Insurance.
                                                 ---------
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Various            Various                       Each of the Mortgage Loans are covered by an All-Risk
                                                 policy but in some cases, the policy contains
                                                 exclusions for windstorm and terrorism.
                                                 Certain of the Mortgage Loan documents may limit
                                                 terrorism insurance coverage to the extent such
                                                 coverage is commercially available for similarly
                                                 situated properties and/or on commercially reasonable
                                                 terms.  Certain of the Mortgage Loan documents provide
                                                 limits on the insurance premium amount the related
                                                 borrower is required to spend for terrorism insurance.
                                                 Certain of the loan documents do not specifically
                                                 require terrorism insurance be maintained.
----------------------------------------------------------------------------------------------------------

8                  Four Seasons Resort Maui      The existing windstorm/named storm/hurricane insurance
                                                 (under a blanket policy) is capped at $100,000,000.
                                                 The total insurable value (buildings, contents and 12
                                                 months of business interruption insurance) is
                                                 approximately $200,000,000.  Under the Mortgage Loan
                                                 documents, the borrower is required to maintain (i) if
                                                 under a blanket policy, windstorm coverage in an amount
                                                 equal to at least $100,000,000, and (ii) if under a
                                                 stand alone policy, windstorm in an amount equal to the
                                                 greater of (1) 50,000,000 and (2) ten times the product
                                                 of (A) the probably maximum loss (as determined
                                                 pursuant to a windstorm study forecasting the expected
                                                 damage from windstorms over a forecast period), and (B)
                                                 100% of the replacement cost of the improvements and
                                                 building equipment (but in no event more than
                                                 $75,000,000 of coverage).
----------------------------------------------------------------------------------------------------------

10                 Wellpoint Office Tower        The tenant at the Mortgaged Property self-insures; for
                                                 so long as the tenant's lease is in full force and
                                                 effect, the Mortgage Loan documents permit a maximum
                                                 deductible of $200,000.
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14                 Crossings at Hobart           The Mortgage Loan documents for each Mortgage Loan
                                                 permit a maximum deductible for property coverage of
                                                 $100,000. If the related borrower insures the
22                 Erskine Village               respective Mortgaged Property through a blanket
                                                 insurance policy, the Mortgage Loan documents for each
                                                 Mortgage Loan permit a maximum deductible for property
                                                 coverage of $250,000.
----------------------------------------------------------------------------------------------------------

24                 Americold Portfolio           The deductible for windstorm and flood insurance is
                                                 capped at 5% of the property replacement cost or at
                                                 prevailing market deductibles.
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160                Ashford Atrium                The borrower did not have the required amount of flood
                                                 insurance in place at closing.  The Mortgage Loan is
                                                 recourse to the Mortgage Loan sponsor for any loss to
                                                 lender resulting from the lack of flood insurance
                                                 coverage.  The borrower agreed to attempt to obtain a
                                                 letter of map amendment within 120 days of closing,
                                                 which would state that the Mortgaged Property is not in
                                                 a flood zone requiring flood insurance.
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Exceptions to Representation xxii:               Whole Loan.
                                                 ----------
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6                  The Enclave                   The Mortgage Loan is cross-collateralized with a
                                                 subordinate B-Note loan that is not included in the
                                                 Trust Fund.
----------------------------------------------------------------------------------------------------------

8                  Four Seasons Resort Maui      The Mortgage Loan is pari passu in right of payment
                                                 with another mortgage loan that is secured by the
                                                 Mortgaged Property and is not included in the Trust
                                                 Fund.
----------------------------------------------------------------------------------------------------------

11                 Mall of America               The Mortgage Loan is pari passu in right of payment
                                                 with multiple mortgage loans that are secured by the
                                                 Mortgaged Property and are not included in the Trust
                                                 Fund.
----------------------------------------------------------------------------------------------------------

24                 Americold Portfolio           The Mortgage Loan is pari passu in right of payment
                                                 with multiple mortgage loans that are secured by the
                                                 Mortgaged Properties and are not included in the Trust
                                                 Fund.
----------------------------------------------------------------------------------------------------------

111                Prospect Plaza La Jolla       The Mortgage Loan is cross-collateralized with a
                                                 subordinate B-Note loan that is not included in the
                                                 Trust Fund.
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Exceptions to Representation xxiii:              Transfers and Subordinate Debt.
                                                 ------------------------------
----------------------------------------------------------------------------------------------------------

                   Various                       With respect to certain of the Mortgage Loans, the
                                                 Mortgage Loan documents permit, without lender consent,
                                                 (a) the sale of the Mortgaged Property and assumption
                                                 of the Mortgage Loan upon the satisfaction of certain
                                                 conditions in the Mortgage Loan documents, (b)
                                                 transfers by devise or descent or by operation of law
                                                 upon death, (c) transfers of shares in public
                                                 companies, (d) issuance of non-controlling new equity
                                                 interests, (e) transfers among existing members,
                                                 partners or shareholders in the Mortgagor or an
                                                 affiliate thereof, (f) transfers among affiliated
                                                 Mortgagors with respect to cross-collateralized and
                                                 cross-defaulted Mortgage Loans or multi-property
                                                 Mortgage Loans, (g) transfers of a similar nature to
                                                 the foregoing meeting requirements of the Mortgage
                                                 Loan, such as pledges of ownership interest that do not
                                                 result in a change in control, or (h) transfers (i) of
                                                 a controlling interest in the borrower to certain
                                                 pre-approved entities or to an entity meeting the
                                                 "qualified transferee" (or similar) definition under
                                                 the Mortgage Loan documents or to any entity satisfying
                                                 certain other criteria (or subject to conditions)
                                                 specified in the related Mortgage Loan documents, (ii)
                                                 that result in no change in the managerial or
                                                 day-to-day control of the borrower, (iii) among
                                                 existing principals, even if there is a change in
                                                 control, (iv) that accommodate a 1031 exchange or
                                                 reverse 1031 exchange, or (v) with respect to Mortgage
                                                 Loans to tenant-in-common borrowers, transfers among
                                                 and to additional tenant-in-common borrowers.
                                                 The Mortgage Loans generally permit the related
                                                 borrower to incur debt in the ordinary course of
                                                 business, including debt secured by a lien on
                                                 individual items of equipment.
                                                 Certain Mortgage Loans provide for management fees and,
                                                 in some cases, an additional administrative asset
                                                 management fee.  All such fees are generally
                                                 subordinated to the related Mortgage Loan.
----------------------------------------------------------------------------------------------------------

6                  The Enclave                   Equity owners of the borrower incurred mezzanine debt
                                                 from GACC in the amount of $45,000,000.  The holder of
                                                 the mezzanine debt has entered into an intercreditor
                                                 agreement with the lender.
----------------------------------------------------------------------------------------------------------

8                  Four Seasons Resort Maui      The Mortgage Loan documents permit borrower's parent to
                                                 incur debt from a borrower affiliate (including any
                                                 holder of direct or indirect equity interest in the
                                                 borrower's parent) (a  "Member Lender ") under the
                                                 following conditions: (i) such Member Lender also makes
                                                 an equity investment in the parent or a direct or
                                                 indirect owner of the parent, (ii) the balance of the
                                                 member loan(s) may not be greater than $132.0 million
                                                 and (iii) there may not be more than three Member
                                                 Lenders. In addition, the borrower's parent, or any
                                                 holder of direct or indirect equity interest in the
                                                 borrower, may obtain common and/or preferred equity
                                                 investment from a third party investor provided: (i)
                                                 unless acceptable to lender, such preferred equity
                                                 investor may not have co-control rights with the
                                                 mortgage loan sponsor with respect to borrower and the
                                                 Four Seasons Resort Maui Property and may only have
                                                 rights with respect to certain major decisions as set
                                                 forth in the Mortgage Loan documents and (ii) the
                                                 aggregate funded amount of all common and/or permitted
                                                 equity investments and all permitted member loans is
                                                 not at any time greater than $132.0 million. Further,
                                                 provided no event of default has occurred and is
                                                 continuing, a single purpose entity having a direct or
                                                 indirect 100% ownership interest in borrower's parent
                                                 may incur indebtedness in the form of one or more
                                                 mezzanine loans, subject to certain conditions
                                                 including and without limitation, (i) the borrower has
                                                 obtained rating agency approval, (ii) the mezzanine
                                                 lender is a qualified lender, as defined by the loan
                                                 documents, (iii) the borrower has delivered an
                                                 appraisal satisfactory to lender and (iv) (a) if there
                                                 are no permitted member loans or permitted equity
                                                 investors and there will not be in the future, then the
                                                 combined financing DSCR may not be less than 1.25x and
                                                 the combined financing LTV may not exceed 75% or (b) if
                                                 there are permitted member loans or permitted equity
                                                 investors or if the borrower anticipates that there
                                                 will be in the future, the combined financing DSCR may
                                                 not be less than 1.30x and the combined financing LTV
                                                 may not exceed 68%.
----------------------------------------------------------------------------------------------------------

15                 Palma Sorrento Apartments     One of the loan sponsors made mezzanine loans (in an
                                                 aggregate amount of $19,000,000) to the other loan
                                                 sponsors, in each case secured by the related loan
18                 Villa Veneto Apartments       sponsors' interest in the related Palma Sorrento
                                                 Apartments and Villa Veneto Apartments tenant-in-common
                                                 borrower and such sponsors' interest in borrowers under
                                                 another loan that is not collateral for the trust fund.

                                                 The Mortgage Loan documents permit the tenant-in-common
                                                 borrowers to dissolve this structure and transfer the
                                                 Mortgaged Property to a newly formed single purpose entity
                                                 ("SPE"). After such transfer, the new SPE is permitted to
                                                 transfer the Mortgaged Property to new tenant-in-common
                                                 borrowers.

----------------------------------------------------------------------------------------------------------

17                 Presbyterian Plano Medical    The Mortgage Loan documents permit the pledge of equity
                   Office                        interests in the borrower to secure mezzanine debt
                                                 subject to the satisfaction of conditions including but
                                                 not limited to (i) the delivery of an acceptable ICA, (ii)
                                                 aggregate DSCR is at least 1.10x, and (iii) aggregate LTV
                                                 ratio is not more than 90%.

----------------------------------------------------------------------------------------------------------

21                 Magic Sands Mobile Home Park  One of the loan sponsors made mezzanine loans (in an aggregate amount of $10,800,000) to the other loan
                                                 sponsors, in each case secured by the related loan
60                 Villa Teresa Mobile Home      sponsors' interest in the related Magic Sands Mobile Home
                   Park                          Park and Villa Teresa Apartments tenant-in-common
                                                 borrower.

                                                 The Mortgage Loan documents permit the tenant-in-common
                                                 borrowers to dissolve this structure and transfer the
                                                 Mortgaged Property to a newly formed SPE. After such
                                                 transfer, the new SPE is permitted to transfer the
                                                 Mortgaged Property to new tenant-in-common borrowers.

----------------------------------------------------------------------------------------------------------

27                 1604 Broadway                 The Mortgage Loan documents permit the pledge of equity
                                                 interests in the borrower to secure mezzanine debt
                                                 subject to the satisfaction of conditions including but
                                                 not limited to (i) the delivery of an acceptable ICA,
                                                 (ii) aggregate DSCR is at least 1.10x, and (iii)
                                                 aggregate LTV ratio is not more than 85%.
----------------------------------------------------------------------------------------------------------

42                 Media Center                  The Mortgage Loan documents permit the borrower to
                                                 incur unsecured subordinate debt from its members
                                                 provided, among other things, such loans do not exceed
                                                 7% of the original principal balance of the Mortgage
                                                 Loan and payments for such loans are permitted to the
                                                 extent that net cash flow is available after paying the
                                                 Mortgage Loan.
----------------------------------------------------------------------------------------------------------

65                 931 Corporate Center Drive    The Mortgage Loan documents permit the pledge of equity
                                                 interests in the borrower to secure mezzanine debt
                                                 subject to the satisfaction of conditions including but
                                                 not limited to (i) the delivery of an acceptable ICA,
                                                 (ii) aggregate DSCR is at least 1.20x, and (iii)
                                                 aggregate LTV ratio is not more than 80%.
----------------------------------------------------------------------------------------------------------

68                 Albuquerque Portfolio         The Mortgage Loan documents permit the pledge of equity
                                                 interests in the borrower to secure mezzanine debt
                                                 subject to the satisfaction of conditions including but
                                                 not limited to (i) the delivery of an acceptable ICA,
                                                 (ii) aggregate DSCR is at least 1.12x, and (iii)
                                                 aggregate LTV ratio is not more than 80%.
----------------------------------------------------------------------------------------------------------

Exception to Representation xxviii:              Zoning.
                                                 ------
----------------------------------------------------------------------------------------------------------

23                 1865 Burnett Street           There are certain building code violations at the
                                                 Mortgaged Property.  The borrower and guarantors agreed
                                                 to indemnify the lender for losses incurred as a result
                                                 of such violations.
----------------------------------------------------------------------------------------------------------

Exception to Representation xxxii:               Litigation or Other Proceedings
                                                 -------------------------------
----------------------------------------------------------------------------------------------------------

3                  Manhattan Apartment           An inquiry was initiated by the State Attorney General
                   Portfolio                     of New York ("AG") and the New York State Division of
                                                 Housing and Community Renewal ("DHCR") to determine
                                                 whether the sponsor-affiliated management company,
                                                 Pinnacle Group NY LLC ("Pinnacle"), had engaged in
                                                 wrongful practices related to the computation of rent
                                                 increases for certain rent-stabilized apartments owned or
                                                 managed by Pinnacle. On or about August 29, 2006, AG and
                                                 DHCR served a subpoena on Pinnacle seeking certain
                                                 documents in connection with the inquiry. On December 18,
                                                 2006, AG, DHCR and Pinnacle entered into an agreement
                                                 pursuant to which (a) an accounting firm has been engaged
                                                 to audit all rents set by Pinnacle between December 2002
                                                 and December 2006 for each rent-stabilized apartment owned or managed by Pinnacle and vacated within such period; (b)
                                                 Pinnacle will revise any rents determined to have been
                                                 increased above permitted levels and will make restitution to applicable tenants; and (c) for a period of one year
                                                 from the date of the agreement, the auditor will monitor
                                                 Pinnacle's ongoing compliance with approved procedures for tracking the costs of renovating apartments and for
                                                 setting rents on newly vacated apartments. Subject to
                                                 compliance with its terms, the agreement concludes the
                                                 inquiry brought by AG and DHCR. A similar inquiry was
                                                 initiated by the Manhattan District Attorney; Pinnacle has provided any requested documentation but to date no
                                                 further action has been taken.

----------------------------------------------------------------------------------------------------------

128                Paragon Building              The Paragon Building Condominium Association (the
                                                 "Association") and the developer of the Mortgaged
                                                 Property have sued the general contractor (Fenton
                                                 Construction, Inc. ("Fenton")) and various
                                                 subcontractors regarding faulty design, construction
                                                 and repair to the Mortgaged Property, primarily
                                                 involving the roof.  The borrower (Slam Commercial,
                                                 LLC) and an affiliate of the borrower comprise 63.24%
                                                 of the Association.  Fenton asserted a counterclaim
                                                 against the Association in the approximate amount of
                                                 $70,000 for allegedly unpaid invoices regarding the
                                                 renovation of the Mortgaged Property.
----------------------------------------------------------------------------------------------------------

Exceptions to Representation xxxv:               Other Collateral; Cross-Collateralization
                                                 -----------------------------------------
----------------------------------------------------------------------------------------------------------

6                  The Enclave                   The Mortgage Loan is cross-collateralized with a
                                                 related subordinate B-Note loan, which is not in the
                                                 Trust Fund.
----------------------------------------------------------------------------------------------------------

8                  Four Seasons Resort Maui      The Mortgage Loan is cross-collateralized with a
                                                 related pari passu loan, which is not in the Trust Fund.
----------------------------------------------------------------------------------------------------------

11                 Mall of America               The Mortgage Loan is cross-collateralized with related
                                                 pari passu loans, which are not in the Trust Fund.
----------------------------------------------------------------------------------------------------------

24                 Americold Portfolio           The Mortgage Loan is cross-collateralized with related
                                                 pari passu loans, which are not in the Trust Fund.
----------------------------------------------------------------------------------------------------------

111                Prospect Plaza La Jolla       The Mortgage Loan is cross-collateralized with a
                                                 related subordinate B-Note loan, which is not included
                                                 in the Trust Fund.
----------------------------------------------------------------------------------------------------------

Exception to Representation xxxvii:              Licenses and Permits
                                                 --------------------
----------------------------------------------------------------------------------------------------------

190                306-308 Knickerbocker         The borrower does not currently have final certificates
                   Avenue                        of occupancy in place for the Mortgaged Property.  The
                                                 loan sponsor has agreed to indemnify the lender for
                                                 losses resulting from the borrower's failure to obtain
                                                 such final certificates of occupancy.
----------------------------------------------------------------------------------------------------------

Exception to Representation xl:                  Separate Tax Lots
                                                 -----------------
----------------------------------------------------------------------------------------------------------

17                 Presbyterian Plano Medical    The Mortgaged Property and a parcel of land adjacent to
                   Office                        the Mortgaged Property constitute one tax parcel.  The
                                                 borrower has agreed to use commercially reasonable efforts to cause the Mortgaged Property and the adjacent parcel to be separately assessed by the applicable taxing authority
                                                 within 12 months of loan closing. If the tax parcel
                                                 subdivision is not completed within 12 months of the loan
                                                 closing, the borrower has authorized and appointed the
                                                 lender as attorney-in-fact to act on behalf of the
                                                 borrower, at the lender's option and at the borrower's
                                                 sole cost, to cause completion of the tax parcel
                                                 subdivision.

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Exception to Representation xli:                 Ground Leases
                                                 -------------
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7                  JP Morgan Portfolio           The Mortgage Loan is secured by two Mortgaged
                                                 Properties known as 201 North Central Avenue and 1111
                                                 Fannin Street and a portion of each Mortgaged Property
                                                 is secured by the interest of the related Mortgagor as
                                                 a lessee under a Ground Lease.


                                                 With respect to the 201 North Central Avenue property:

                                                 (B) There is no provision in the Ground Lease that the
                                                 leasehold estate is prior to all liens and encumbrances on the fee, including all fee mortgages.

                                                 With respect to the 1111 Fannin Street property:

                                                 (H) The lessor is prohibited from terminating the Ground
                                                 Lease for non-curable defaults such as the bankruptcy of
                                                 the lessee but the lessor is not required to enter into a
                                                 new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason.

                                                 With respect to the 201 North Central Avenue property:

                                                 (I) There is no provision in the Ground Lease requiring
                                                 that any related insurance proceeds or condemnation award
                                                 that is awarded with respect to the leasehold interest
                                                 will be applied either (i) to the repair or restoration of all or part of the related mortgaged property or (ii) to
                                                 the payment or defeasance of the outstanding principal
                                                 balance of such mortgage loan together with any accrued
                                                 interest.

                                                 (K) There is no provision in the Ground Lease which
                                                 indicates that the Ground Lease may not be amended or
                                                 modified without the prior consent of the mortgagee or
                                                 that any such action without such consent is not binding
                                                 on such mortgagee.

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17                 Presbyterian Plano Medical    (C) The lessor has a right of first refusal with
                   Office                        respect to any proposed assignment by the lessee.

                                                 (J) The lessee may only sublet to (a) one or more licensed physicians, (b) groups which employ, manage or are owned
                                                 by licensed physicians, or (c) practice managers which
                                                 employ or manage licensed physicians.

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21                 Magic Sands Mobile Home       (B) The Ground Lease does not have a provision
                   Park                          indicating that the Mortgage will be superior to any
                                                 mortgage or other lien on the related Fee Interest.

                                                 (H) There is no provision in the Ground Lease requiring
                                                 the lessor to enter into a new lease with the mortgagee
                                                 under the Mortgage Loan upon termination of the Ground
                                                 Lease for any reason, including rejection of such Ground
                                                 Lease in a bankruptcy proceeding. Fifty percent (50%) of
                                                 the fee interest, however, is owned by one of the Mortgage
                                                 Loan sponsors.

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27                 1604 Broadway                 (A) There is no evidence that either the Ground Lease
                                                 or a memorandum thereof has been recorded.

                                                 (B) The Ground Lease provides that the Ground Lease and
                                                 any leasehold mortgage shall be subordinate to any
                                                 mortgage on the related Fee Interest. The current mortgage on the related Fee Interest appears as an exception on the lender's title insurance policy but the title insurer has
                                                 insured the lender against any loss arising out of a
                                                 foreclosure of such mortgage.

                                                 (C) The lessor's consent, which consent shall not be
                                                 unreasonably withheld, is required for any assignment of
                                                 the lease. If the lender enters into a new lease with the
                                                 lessor, the lender shall have a one time right to assign
                                                 or transfer the Ground Lease once to any person or entity
                                                 without the lessor's consent.

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

                                    EXHIBIT D

                      FORM OF CERTIFICATE OF AN OFFICER OF
                            THE MORTGAGE LOAN SELLER


          [contained in a separate document to be inserted at closing]

            IN WITNESS WHEREOF, I have hereunto signed my name as of this __ day of ____ 2007.



                                       By:____________________________________
                                          Name:
                                          Title:

                                    EXHIBIT E

                              FORM OF LEGAL OPINION


          [contained in a separate document to be inserted at closing]